UNITED STATES BANKRUPTCY COURT
________ DISTRICT OF Delaware

In re __ PSS Datcom?

Case No. 08-13127
Reporting Period: 1/1 - 1/31/09

MONTHLY OPERATING REPORT

File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached	Affidavit/ Supplement Attached
Schedule of Cash Receipts and Disbursements	MOR-1	yes		
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1a	yes		
Schedule of Professional Fees Paid	MOR-1b	yes		
Copies of bank statements		yes		
Cash disbursements journals				
Statement of Operations	MOR-2	yes		
Balance Sheet	MOR-3	yes		
Status of Post-petition Taxes	MOR-4	yes		
Copies of IRS Form 6123 or payment receipt				
Copies of tax returns filed during reporting period				
Summary of Unpaid Post-petition Debts	MOR-4	yes/NA		
Listing of aged accounts payable	MOR-4	yes/n.a	Yes	
Accounts Receivable Reconciliation and Aging	MOR-5	yes/NA		
Debtor Questionnaire	MOR-5	yes		

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

[signature]
Signature of Debtor

2/18/09
Date

Signature of Joint Debtor

Date

[signature]
Signature of Authorized Individual*

2/18/09
Date

Kevin McCarthy
Printed Name of Authorized Individual

Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re ___
Debtor [illegible]

Case No. 08-12127
Reporting Period: 1/1-1/31/09

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor's books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filled. The amounts reported in the "CURRENT MONTH - ACTUAL" column must equal the sum of the four bank account columns. The amounts reported in the "PROJECTED" columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CONT)]

	BANK ACCOUNTS				CURRENT MONTH		CUMULATIVE FILING TO DATE	
	OPER.	PAYROLL	TAX	OTHER	ACTUAL	PROJECTED	ACTUAL	PROJECTED
CASH BEGINNING OF MONTH	3723583.55							
RECEIPTS								
CASH SALES								
ACCOUNTS RECEIVABLE								
LOANS AND ADVANCES								
SALE OF ASSETS								
OTHER (ATTACH LIST)	13590.83	[illegible]						
TRANSFERS (FROM DIP ACCTS)	70463.20	[illegible] UBS						
	22488.69	[illegible]						
TOTAL RECEIPTS	106542.72							
DISBURSEMENTS								
NET PAYROLL	56419.87							
PAYROLL TAXES								
SALES, USE & OTHER TAXES								
INVENTORY PURCHASES								
SECURED RENTAL/LEASES								
INSURANCE								
ADMINISTRATIVE	378075.53							
SELLING								
OTHER (ATTACH LIST)								
OWNER DRAW*								
TRANSFERS (TO DIP ACCTS)								
PROFESSIONAL FEES								
U.S. TRUSTEE QUARTERLY FEES								
COURT COSTS								
TOTAL DISBURSEMENTS	434495.40							
NET CASH FLOW (RECEIPTS LESS DISBURSEMENTS)	(327952.68)							
CASH - END OF MONTH	3395630.87							

* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES (FROM CURRENT MONTH ACTUAL COLUMN)	
TOTAL DISBURSEMENTS	$434495.40
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	$ -
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	$
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	$434495.40

In re ___

Debtor PFF Bancorp, Inc

Case No. 08-13127

Reporting Period: 1/1-1/31/09

BANK RECONCILIATIONS

Continuation Sheet for MOR-1

A bank reconciliation must be included for each bank account. The debtor's bank reconciliation may be substituted for this page.

	Operating		Payroll		Tax		Other	
BALANCE PER BOOKS	#		#		#		#	
BANK BALANCE		See	attached					
(+) DEPOSITS IN TRANSIT (ATTACH LIST)								
(-) OUTSTANDING CHECKS (ATTACH LIST)								
OTHER (ATTACH EXPLANATION)								
ADJUSTED BANK BALANCE*								
*Adjusted bank balance must equal balance per books								
DEPOSITS IN TRANSIT	Date	Amount	Date	Amount	Date	Amount	Date	Amount
CHECKS OUTSTANDING	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount
OTHER								

Account # '9146

Account Name Pgg Dancon?

Reconciliation As of Date 1/31/09

Balance per Bank $3709665.34

Deposits in Transit

Date	Amount
	None

Total

Outstanding Checks

Check #	Amount
1005	$2985.69
1008	52.50
1012	30832.28
1027	183899.00
1028	96265.00

Total (314034.47)

Other (List)

Balance per Books $3395630.87

In re___
Debtor PFF Bancorp, Inc.

Case No. 08-13127
Reporting Period: 1/1 - 1/31/09

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID

This schedule is to include all retained professional payments from case inception to current month.

Payee	Period Covered	Amount Covered	Payor	Check		Amount Paid		Year To Date	
				Number	Date	Fees	Expenses	Fees	Expenses
		None							

Bank of America

CUSTOMER CONNECTION
BANK OF AMERICA, N.A.
DALLAS, TEXAS 75283-2406

Account Number   9146
01 01 152 01 M0000 E# 10
Last Statement: 12/31/2008
This Statement: 01/30/2009

[redacted]

[redacted]

Customer Service
1-800-342-7722

PFF BANCORP, INC
DEBTOR IN POSSESSION 08-13127-KJC
OPERATING ACCOUNT
1490 N CLAREMONT BLVD. SUITE 100
CLAREMONT CA 91711

Bankruptcy Case Number:0813127KJC

CUSTOMER CONNECTION ECONOMY CHECKING

Account Summary Information

Statement Period 01/01/2009 - 01/30/2009		Statement Beginning Balance	3,723,583.55
Number of Deposits/Credits	3	Amount of Deposits/Credits	106,552.72
Number of Checks	10	Amount of Checks	90,527.09
Number of Other Debits	9	Amount of Other Debits	29,943.84
		Statement Ending Balance	3,709,665.34
Number of Enclosures	10		
		Service Charge	48.56 ✓

Deposits and Credits

Date Posted	Customer Reference	Amount	Description	Bank Referenc
01/02		13,590.83 ✓	CA BANKING CENTER DEPOSIT	25400636068
01/05		70,473.20 ✓	WIRE TYPE:WIRE IN DATE: 090105 TIME:1655 ET TRN:2009010500256767 SEQ:2009010500022530/002266 ORIG:PFF BANCORP, INC ID:2760614036 SND BK:UNION B ANK, NATIONAL ASSOCIAT ID:122000496 PMT DET:6 UBOC CLOSE OUT	0037025
01/12		22,488.69 ✓	WIRE TYPE:WIRE IN DATE: 090112 TIME:1427 ET TRN:2009011200203998 SEQ:US01012KU0829711/002442 ORIG:PFF BANCORP INC. ID:SS04495 SND BK:UBS AG. ID:026007993 PMT DET:00558020090112PW	0037020

Withdrawals and Debits

Checks

Check Number	Amount	Date Posted	Bank Reference	Check Number	Amount	Date Posted	Bank Reference
1001	35.48 ✓	01/12	5092280015	1009*	137.16 ✓	01/23	2182202340
1003*	37,800.00 ✓	01/12	5092280723	1010	7,560.00 ✓	01/23	2182202341
1004	2,331.98 ✓	01/12	4192062977	1011	7,560.00 ✓	01/26	1082976934
1006*	7,560.00 ✓	01/15	4392405347	10001*	Ⓐ 17,547.32 ✓	01/12	4192062978
1007	900.00 ✓	01/20	6492659977	10004*	Ⓑ 9,095.15 ✓	01/28	5092547574

Other Debits

Ⓐ = 38027.07 ✓ Ⓑ = 18392.80 ✓

Date Posted	Customer Reference	Amount	Description	Bank Referenc
01/05	1	10.00 ✓	INCOMING DOMESTIC WIRE	0998020
01/12		Ⓐ 20,479.75 ✓	ADP TX/FINCL SVC DES:ADP - TAX ID:E2Z8V 010901A01 INDN:PFF BANCORP INC CO ID:1223006057 CCD	1200914
01/12	1	10.00 ✓	INCOMING DOMESTIC WIRE	0998020
01/14		25.00 ✓	ADP PAYROLL FEES DES:ADP - FEES ID:13Z8V 0891312 INDN:PFF BANCORP INC CO ID:9659605001 CCD	1300452
01/22		Ⓐ 46.44 ✓	ADP PAYROLL FEES DES:ADP - FEES ID:13Z8V 1211770 INDN:PFF BANCORP INC CO ID:9659605001 CCD	2101010
01/23		Ⓑ 9,251.21 ✓	ADP TX/FINCL SVC DES:ADP - TAX ID:E2Z8V 012303A01 INDN:PFF BANCORP INC CO ID:1223006057 CCD	2200703

* The preceding check(s) is still outstanding or has been included in a previous statement or is included in the 'Other Debits' section as an ACH paperless transacti

H

CUSTOMER CONNECTION
BANK OF AMERICA, N.A.
DALLAS, TEXAS 75283-2406

[redacted]

PFF BANCORP, INC

[redacted]

Account Number ... 9146
01 01 152 01 M0000 E# 10
Last Statement: 12/31/2008
This Statement: 01/30/2009

Customer Service
1-800-342-7722

Bankruptcy Case Number:0813127KJC

CUSTOMER CONNECTION ECONOMY CHECKING

Other Debits - Continued

Date Posted	Customer Reference	Amount	Description	Bank Reference
01/28		46.44	ADP PAYROLL FEES DES:ADP - FEES ID:13Z8V 1469938 INDN:PFF BANCORP INC CO ID:9659605001 CCD	27006827
01/28		46.44	ADP PAYROLL FEES DES:ADP - FEES ID:13Z8V 1469939 INDN:PFF BANCORP INC CO ID:9659605001 CCD	27006827
01/30		28.56	FDIC ASSESSMENT	

Daily Balances

Date	Ledger Balance	Collected Balance	Date	Ledger Balance	Collected Balance
12/31	3,723,583.55	3,723,583.55	01/15	3,744,336.74	3,744,336.74
01/02	3,737,174.38	3,723,583.55	01/20	3,743,436.74	3,743,436.74
01/05	3,807,637.58	3,794,046.75	01/22	3,743,390.30	3,743,390.30
01/07	3,807,637.58	3,806,822.14	01/23	3,726,441.93	3,726,441.93
01/08	3,807,637.58	3,807,637.58	01/26	3,718,881.93	3,718,881.93
01/12	3,751,921.74	3,751,921.74	01/28	3,709,693.90	3,709,693.90
01/14	3,751,896.74	3,751,896.74	01/30	3,709,665.34	3,709,665.34

PFF Bancorp, Inc.
Transaction Detail by Account
January 2009

Date	Type	Num	Name	Memo/Description	Split	Amount	Balance
B of A Checking							
01/02/2009	General Journal	5			-SPLIT-	-35.48	-35.48
01/02/2009	General Journal	21			-SPLIT-	13,590.83	13,555.35
01/05/2009	General Journal	39			-SPLIT-	70,463.20	84,018.55
01/05/2009	General Journal	40			-SPLIT-	~~70,463.20~~	154,481.75
01/05/2009	General Journal	39R			-SPLIT-	~~-70,463.20~~	84,018.55
01/06/2009	General Journal	22			-SPLIT-	-25.00	83,993.55
01/08/2009	General Journal	6			-SPLIT-	-37,800.00	46,193.55
01/08/2009	General Journal	7			-SPLIT-	-2,331.98	43,861.57
01/09/2009	General Journal	15			-SPLIT-	-38,027.07	5,834.50
01/09/2009	General Journal	16			-SPLIT-	-46.44	5,788.06
01/14/2009	General Journal	10			-SPLIT-	-2,985.69	2,802.37
01/14/2009	General Journal	13			-SPLIT-	-96,265.00	-93,462.63
01/14/2009	General Journal	17			-SPLIT-	-900.00	-94,362.63
01/14/2009	General Journal	14			-SPLIT-	22,488.69	-71,873.94
01/14/2009	General Journal	12			-SPLIT-	-183,899.00	-255,772.94
01/14/2009	General Journal	11			-SPLIT-	-7,560.00	-263,332.94
01/22/2009	General Journal	23			-SPLIT-	-52.50	-263,385.44
01/22/2009	General Journal	26			-SPLIT-	-18,392.80	-281,778.24
01/22/2009	General Journal	24			-SPLIT-	-137.16	-281,915.40
01/22/2009	General Journal	25			-SPLIT-	-7,560.00	-289,475.40
01/26/2009	General Journal	27			-SPLIT-	-7,560.00	-297,035.40
01/27/2009	General Journal	29			-SPLIT-	-30,832.28	-327,867.68
01/31/2009	General Journal	42			-SPLIT-	-77.12	-327,944.80
01/31/2009	General Journal	44			-SPLIT-	2.12	-327,942.68
01/31/2009	General Journal	43			-SPLIT-	-10.00	-327,952.68
Total for B of A Checking						$ -327,952.68	
Checking							
01/01/2009	General Journal	4R			-SPLIT-	2,434.75	2,434.75
Total for Checking						$2,434.75	
Paine Webber Business Svcs.							
01/05/2009	General Journal	39			-SPLIT-	-70,473.00	-70,473.00
01/05/2009	General Journal	40			-SPLIT-	15.69	-70,457.31
01/05/2009	General Journal	39R			-SPLIT-	70,473.00	15.69
01/14/2009	General Journal	14			-SPLIT-	-22,488.69	-22,473.00
Total for Paine Webber Business Svcs.						$ -22,473.00	
Trust Inv A/C							
01/05/2009	General Journal	40			-SPLIT-	-70,473.20	-70,473.20
01/05/2009	General Journal	41			-SPLIT-	0.20	-70,473.00
Total for Trust Inv A/C						$ -70,473.00	
Prepaid Expenses							
01/26/2009	General Journal	28			-SPLIT-	-200,000.00	-200,000.00
Total for Prepaid Expenses						$ -200,000.00	
Progressive - Tail							
01/14/2009	General Journal	12			-SPLIT-	183,899.00	183,899.00
Total for Progressive - Tail						$183,899.00	
Travellers Tail							
01/14/2009	General Journal	13			-SPLIT-	96,265.00	96,265.00

Make Journal Entry

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Date: 01/02/2009 Entry #: 5

Account	Debit	Credit	Memo	Name
Office Expenses	35.48			
B of A Checking		35.48		
Totals:	35.48	35.48		

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Memo: Postage

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Date: 01/02/2009 Entry #: 21

Account	Debit	Credit	Memo	Name
B of A Checking	13590.83			
Progressive Reimb		13590.83		
Totals:	13590.83	13590.83		

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Memo: Maiman Reimb

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Date: 01/05/2009 Entry #: 39

Account	Debit	Credit	Memo	Name
B of A Checking	70463.20			
Paine Webber Busir		70473.00		
Bank Charges	10.00			
Other Income		0.20		
Totals:	70473.20	70473.20		

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Memo: Transfer Funds from PW to B of A

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Date: 01/05/2009 | Entry # : 40

Account	Debit	Credit	Memo	Name
B of A Checking	70463.20			
Bank Charges	10.00			
Trust Inv A/C		70473.20		
Paine Webber Busir	15.69			
Other Income		15.69		
Totals:	70488.89	70488.89		

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Memo: Close UBS Account

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Date: 01/05/2009

Entry #: 39R

Account	Debit	Credit	Memo	Name
B of A Checking		70463.20		
Paine Webber Busir	70473.00			
Bank Charges		10.00		
Other Income	0.20			
Totals:	70473.20	70473.20		

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Memo: Reverse of JE 39 -- Transfer Funds from PW to B of A

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Date: 01/06/2009 | Entry #: 22

Account	Debit	Credit	Memo	Name
Office Expenses	25.00			
B of A Checking		25.00		
Totals:	25.00	25.00		

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Memo: adp SET UP

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Date: 01/08/2009 Entry #: 6

Account	Debit	Credit	Memo	Name
Contractor - Talbott	37800.00			
B of A Checking		37800.00		
Totals:	37800.00	37800.00		

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Memo: 12/5/08 - 1/9/09

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Date: 01/08/2009 Entry #: 7

Account	Debit	Credit	Memo	Name
Travel	2331.98			
B of A Checking		2331.98		
Totals:	2331.98	2331.98		

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Memo: McCarthy

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Date: 01/09/2009 | Entry #: 15

Account	Debit	Credit	Memo	Name
Payroll	38027.07			
B of A Checking		38027.07		
Totals:	38027.07	38027.07		

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Memo:

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Date: 01/09/2009

Entry #: 16

Account	Debit	Credit	Memo	Name
Office Expenses	46.44			
B of A Checking		46.44		
Totals:	46.44	46.44		

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Memo: ADP

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Date: 01/14/2009 | Entry #: 10

Account	Debit	Credit	Memo	Name
Travel	2985.69			
B of A Checking		2985.69		
Totals:	2985.69	2985.69		

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Memo: McCarthy

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Date: 01/14/2009 Entry #: 12

Account	Debit	Credit	Memo	Name
Progressive - Tail	183899.00			
B of A Checking		183899.00		
Totals:	183899.00	183899.00		

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Memo: Progressive Tail

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Date: 01/14/2009

Entry #: 13

Account	Debit	Credit	Memo	Name
Travellers Tail	96265.00			
B of A Checking		96265.00		
Totals:	96265.00	96265.00		

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Memo:

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Date: 01/14/2009 | Entry #: 17

Account	Debit	Credit	Memo	Name
Legal & Professiona	900.00			
B of A Checking		900.00		
Totals:	900.00	900.00		

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Memo: Ken Smith

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Date: 01/14/2009 Entry # : 14

Account	Debit	Credit	Memo	Name
B of A Checking	22488.69			
Paine Webber Busir		22488.69		
Totals:	22488.69	22488.69		

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Memo: Close out UBS

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Date: 01/14/2009 | Entry #: 11

Account	Debit	Credit	Memo	Name
Contractor - Talbott	7560.00			
B of A Checking		7560.00		
Totals:	7560.00	7560.00		

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Memo: Week ending 1/16

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Date: 01/22/2009 Entry #: 23

Account	Debit	Credit	Memo	Name
Office Expenses	52.50			
B of A Checking		52.50		
Totals:	52.50	52.50		

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Memo: Postage

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Date: 01/22/2009 Entry #: 26

Account	Debit	Credit	Memo	Name
Payroll	18346.36			
Office Expenses	46.44			
B of A Checking		18392.80		
Totals:	18392.80	18392.80		

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Memo: 1/23/09 Payroll

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Date: 01/22/2009

Entry # : 24

Account	Debit	Credit	Memo	Name
Supplies	137.16			
B of A Checking		137.16		
Totals:	137.16	137.16		

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Memo: Postage + Quickbooks

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Date: 01/22/2009 Entry #: 25

Account	Debit	Credit	Memo	Name
Contractor - Talbott	7560.00			
B of A Checking		7560.00		
Totals:	7560.00	7560.00		

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Memo: Week Ending 1/23/09

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Date: 01/26/2009 Entry #: 27

Account	Debit	Credit	Memo	Name
Contractor - Talbott	7560.00			
B of A Checking		7560.00		
Totals:	7560.00	7560.00		

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Memo: Week Ending 1/30/09

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Date: 01/27/2009 Entry #: 29

Account	Debit	Credit	Memo	Name
Accrued Expenses	30832.28			
B of A Checking		30832.28		
Totals:	30832.28	30832.28		

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Memo: 12/5 - 12/31

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Date: 01/31/2009 | Entry #: 42

Account	Debit	Credit	Memo	Name
Bank Charges	77.12			
B of A Checking		77.12		
Totals:	77.12	77.12		

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Memo: Jan Svc Chg - B of A

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Date: 01/31/2009 Entry #: 43

Account	Debit	Credit	Memo	Name
Bank Charges	10.00			
B of A Checking		10.00		
Totals:	10.00	10.00		

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Memo: Wire Fee 1/12

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Date: 01/31/2009 Entry # : 44

Account	Debit	Credit	Memo	Name
B of A Checking	2.12			
Other income		2.12		
Totals:	2.12	2.12		

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Memo: Error Corr B of A Acct

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In re ___ Debtor Pet Dalton?, Inc.

Case No. 08-13127
Reporting Period: 1/1 - 1/31/09

STATEMENT OF OPERATIONS
(Income Statement)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

REVENUES	Month	Cumulative Filing to Date
Gross Revenues	$	$
Less: Returns and Allowances ATTACHED		
Net Revenue	$	$
COST OF GOODS SOLD		
Beginning Inventory		
Add: Purchases		
Add: Cost of Labor		
Add: Other Costs (attach schedule)		
Less: Ending Inventory		
Cost of Goods Sold		
Gross Profit		
OPERATING EXPENSES		
Advertising		
Auto and Truck Expense		
Bad Debts		
Contributions		
Employee Benefits Programs		
Insider Compensation*		
Insurance		
Management Fees/Bonuses		
Office Expense		
Pension & Profit-Sharing Plans		
Repairs and Maintenance		
Rent and Lease Expense		
Salaries/Commissions/Fees		
Supplies		
Taxes - Payroll		
Taxes - Real Estate		
Taxes - Other		
Travel and Entertainment		
Utilities		
Other (attach schedule)		
Total Operating Expenses Before Depreciation		
Depreciation/Depletion/Amortization		
Net Profit (Loss) Before Reorganization Items		
OTHER INCOME AND EXPENSES		
Other Income (attach schedule)		
Interest Expense		
Other Expense (attach schedule)		
Net Profit (Loss) Before Reorganization Items		
REORGANIZATION ITEMS		
Professional Fees		
U.S. Trustee Quarterly Fees		
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)		
Gain (Loss) from Sale of Equipment		
Other Reorganization Expenses (attach schedule)		
Total Reorganization Expenses		
Income Taxes		
Net Profit (Loss)	$	$

* "Insider" is defined in 11 U.S.C. Section 101(31).

In re ___
Debtor

Case No.
Reporting Period:

STATEMENT OF OPERATIONS - continuation sheet

BREAKDOWN OF "OTHER" CATEGORY	Month	Cumulative Filing to Date
Other Costs		
Other Operational Expenses		
Other Income		
Other Expenses		
Other Reorganization Expenses		

Reorganization Items - Interest Earned on Accumulated Cash from Chapter 11:
Interest earned on cash accumulated during the chapter 11 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.

PFF Bancorp, Inc.
Profit & Loss
January 2009

	Total
Income	
Total Income	
Expenses	
Accrued Expenses	0.00
Bank Charges	97.12
Contractor - Talbott	60,480.00
Legal & Professional Fees	198,465.25
Office Expenses	205.86
Payroll	56,373.43
Progressive Reimb	-13,590.83
Supplies	137.16
Travel	5,317.67
Total Expenses	**$307,485.66**
Net Operating Income	**$ -307,485.66**
Other Income	
Other Income	2,453.12
Total Other Income	**$2,453.12**
Net Other Income	**$2,453.12**
Net Income	**$ -305,032.54**

Wednesday, Feb 11, 2009 06:16:13 PM GMT-8 - Accrual Basis

PFF Bancorp, Inc.
Profit & Loss
December 5, 2008 - January 31, 2009

	Total
Income	
Total Income	
Expenses	
Accrued Expenses	0.00
Bank Charges	148.12
Contractor - Talbott	60,480.00
Kurtzman Carson	30,832.28
Legal & Professional Fees	198,465.25
Office Expenses	205.86
Payroll	56,373.43
Progressive Reimb	-202,416.95
Supplies	137.16
Travel	5,317.67
Total Expenses	**$149,542.82**
Net Operating Income	**$ -149,542.82**
Other Income	
Other Income	2,453.12
Total Other Income	**$2,453.12**
Net Other Income	**$2,453.12**
Net Income	**$ -147,089.70**

In re ___ Debtor PGG Ballcorp, Inc

Case No. 08-13127
Reporting Period: 1/1 - 1/31/09

BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

ASSETS	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
CURRENT ASSETS		
Unrestricted Cash and Equivalents		
Restricted Cash and Cash Equivalents (see continuation sheet)		
Accounts Receivable (Net)	Attached	
Notes Receivable		
Inventories		
Prepaid Expenses		
Professional Retainers		
Other Current Assets (attach schedule)		
TOTAL CURRENT ASSETS	$	$
PROPERTY AND EQUIPMENT		
Real Property and Improvements		
Machinery and Equipment		
Furniture, Fixtures and Office Equipment		
Leasehold Improvements		
Vehicles		
Less Accumulated Depreciation		
TOTAL PROPERTY & EQUIPMENT	$	$
OTHER ASSETS		
Loans to Insiders*		
Other Assets (attach schedule)		
TOTAL OTHER ASSETS	$	$
TOTAL ASSETS	$	$

LIABILITIES AND OWNER EQUITY	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
LIABILITIES NOT SUBJECT TO COMPROMISE		
Accounts Payable		
Taxes Payable (refer to FORM MOR-4)		
Wages Payable		
Notes Payable		
Rent/Leases - Building/Equipment		
Secured Debt/Adequate Protection Payments		
Professional Fees		
Amounts Due to Insiders*		
Other Postpetition Liabilities (attach schedule)		
TOTAL POSTPETITION LIABILITIES	$	$
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)		
Secured Debt		
Priority Debt		
Unsecured Debt		
TOTAL PRE-PETITION LIABILITIES		
TOTAL LIABILITIES	$	$
OWNER EQUITY		
Capital Stock		
Additional Paid-In Capital		
Partners' Capital Account		
Owner's Equity Account		
Retained Earnings - Pre-Petition		
Retained Earnings - Postpetition		
Adjustments to Owner Equity (attach schedule)		
NET OWNER EQUITY	$	$
TOTAL LIABILITIES AND OWNERS EQUITY	$	$

* "Insider" is defined in 11 U.S.C. Section 101(31).

In re PFF Bancorp, Inc.
Debtor

Case No. 08-13127
Reporting Period: 1/1 - 1/31/09

BALANCE SHEET - continuation sheet

ASSETS	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
Other Current Assets		
Other Assets		

LIABILITIES AND OWNER EQUITY	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
Other Postpetition Liabilities		
Adjustments to Owner Equity		
Postpetition Contributions (Distributions) (Draws)		

Restricted Cash is cash that is restricted for a specific use and not available to fund operations. Typically, restricted cash is segregated into a separate account, such as an escrow account.

PFF Bancorp, Inc.
Balance Sheet
As of January 31, 2009

	Total
ASSETS	
Current Assets	
Bank Accounts	
B of A Checking	3,395,630.87
Checking	0.00
Citigroup Margin	700,000.00
M&I Bank Account	1,000,000.00
Paine Webber Business Svcs.	0.00
Trust Inv A/C	0.00
Total Bank Accounts	$5,095,630.87
Total Current Assets	$5,095,630.87
Other Assets	
Accrued Interest	5,666.00
Accum Comp Gain/Loss 1	136,845.00
Accum Comp Gain/Loss 2	-3,531,160.00
Capital SERP PFF	-377,518.00
Capital Stock Investment	132,500,000.00
Common Stock Dist. Def. Comp	1,389,015.00
Common Stock Dist. SERP	641,438.00
Deferred Costs - JR SUB	91,654.00
Interest Receivable	82,351.00
Investment in PFF Real Estate Svcs.	55,000.00
Investment in Trust I	928,000.00
Investment in Trust II	774,000.00
Investment in Trust III	928,000.00
Investment with Subsidiaries	1,307,442.00
Net Income/Loss	259,760,693.00
Net Income/Loss - DBS	16,886,374.00
Net Income/Loss - GIA	730,807.00
Net Income/Loss - PFF RESI	-29,275.00
Net Income/Loss DBS correction	-33,772,748.00
PFF B&T Cash Dividend	-249,743,000.00
PFF FAS 115	1,228,035.00
Prepaid Expenses	129,704.78
Prepaid OTS Assessment	6,357.00
Progressive - Tail	183,899.00
Stock Options Granted	24,911,967.00
Travellers Tail	96,265.00
US Treasury Bonds - HTM	1,000,000.00
US Treasury Bonds - UNAM	953.00
US Treasury Bonds Mkt Value	13,329.00
Valuation Allowance	-1,500,413.00
Total Other Assets	$154,833,680.78
TOTAL ASSETS	$159,929,311.65
LIABILITIES AND EQUITY	
Liabilities	
Current Liabilities	
Other Current Liabilities	

	Total
Accrued Expenses Payable	0.00
Total Other Current Liabilities	$0.00
Total Current Liabilities	$0.00
Long Term Liabilities	
Accrued Tax Fees	6,311.00
Deferred FIT	-128,004.00
Deferred SIT	-1,378,007.00
FAS 115 FIT	4,132.00
FAS 115 SIT	1,466.00
Intercompany Payable	15.00
Interest Payable - JR SUB Debt	2,743,922.00
Interest Payable - M&I	-108,985.00
Interest Payable - Other Notes	-304,034.00
Interest Payable - Secured Borrowings	80,821.00
Interest Payable - Swap Fixed	452,506.00
Interest Payable - Swap Variable	-364,583.00
JR SUB Debt I	30,928,000.00
JR SUB Debt II	25,774,000.00
JR SUB Debt III	30,928,000.00
JR SUB Debt MTM	779,740.00
Notes Payable - DBS	-19,280,093.00
Notes Payable M&I	44,000,000.00
Other Accrued Liabilities	2,806,000.00
Secured Borrowings	486,849.00
Total Long Term Liabilities	$117,430,056.00
Total Liabilities	$117,430,056.00
Equity	
APIC Equity Incentive Plan	5,565,899.00
APIC ESOP	28,709,074.00
APIC Preferred Stock	6,990,000.00
APIC Retained Earnings	-53,645,740.00
APIC SERP	-377,518.00
APIC Stock Options Granted	24,901,591.00
APIC Treasury	-113,220,689.00
APIC Valuation Def Tax	10,376.00
Common Stock	224,811.00
Common Stock Aquired	-86,371.00
Common Stock Dist Def Comp	1,389,015.00
Common Stock Dist SERP	641,438.00
Dividends	81,713,632.00
ISO Stock Options FAS 123R	326,562.00
NQ Stock Options FAS 123R	700,675.00
Opening Balance Equity	-163,427,263.00
Other Comprehensive Earnings	-2,152,951.00
Paid-In Capital or Surplus	224,451,453.00
Preferred Stock	10,000.00
Retained Earnings	-75,213.90
Net Income	-149,524.45
Total Equity	$42,499,255.65
TOTAL LIABILITIES AND EQUITY	$159,929,311.65

In re ___

Debtor [illegible] BANCORP, INC

Case No. 08-13127

Reporting Period: 1/1 - 1/31/09

STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

Federal	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Date Paid	Check No. or EFT	Ending Tax Liability
Withholding						
FICA-Employee	ALL TAXES FOR PAYROLL ARE HANDLED BY ADP					
FICA-Employer						
Unemployment						
Income						
Other:						
Total Federal Taxes						
State and Local						
Withholding						
Sales						
Excise						
Unemployment						
Real Property						
Personal Property						
Other:						
Total State and Local						
Total Taxes						

SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable.

	Number of Days Past Due					
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable						
Wages Payable						
Taxes Payable						
Rent/Leases-Building		None				
Rent/Leases-Equipment						
Secured Debt/Adequate Protection Payments						
Professional Fees						
Amounts Due to Insiders*						
Other:_______						
Other:_______						
Total Postpetition Debts						

Explain how and when the Debtor intends to pay any past-due postpetition debts.

* "Insider" is defined in 11 U.S.C. Section 101(31).

In re

Debtor PFF Bancorp, Inc

08-13127
1/1-1/31/09

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation		
Total Accounts Receivable at the beginning of the reporting period	unknown	
+ Amounts billed during the period	None	
- Amounts collected during the period	None	
Total Accounts Receivable at the end of the reporting period	unknown	
Accounts Receivable Aging		
0 - 30 days old		
31 - 60 days old		
61 - 90 days old		
91+ days old		
Total Accounts Receivable		
Amount considered uncollectible (Bad Debt)		
Accounts Receivable (Net)		

DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X	
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X	
5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.		X

UNITED STATES BANKRUPTCY COURT
DISTRICT OF Delaware

In re Diversified Builder Services

Case No. 08-13129
Reporting Period: 1/1-1/31/09

MONTHLY OPERATING REPORT

File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached	Affidavit/ Supplement Attached
Schedule of Cash Receipts and Disbursements	MOR-1	yes		
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1a	yes		
Schedule of Professional Fees Paid	MOR-1b	yes		
Copies of bank statements		yes		
Cash disbursements journals			Yes	
Statement of Operations	MOR-2	yes		
Balance Sheet	MOR-3	yes		
Status of Post-petition Taxes	MOR-4	yes		
Copies of IRS Form 6123 or payment receipt				
Copies of tax returns filed during reporting period				
Summary of Unpaid Post-petition Debts	MOR-4	yes		
Listing of aged accounts payable	MOR-4	yes/n.a.	Yes	
Accounts Receivable Reconciliation and Aging	MOR-5	yes/n.a.		
Debtor Questionnaire	MOR-5	yes		

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor — Date 2/11/09

Signature of Joint Debtor — Date

Signature of Authorized Individual* — Date 2/11/09

Kevin McCarthy
Printed Name of Authorized Individual — Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re ___

Debtor DIVERSIFIED BUILDER SERVICES

Case No. 08-13129

Reporting Period: 1/1/09 - 1/31/09

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor's books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filled. The amounts reported in the "CURRENT MONTH - ACTUAL" column must equal the sum of the four bank account columns. The amounts reported in the "PROJECTED" columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CONT)]

	BANK ACCOUNTS				CURRENT MONTH		CUMULATIVE FILING TO DATE	
	OPER.	PAYROLL	TAX	OTHER	ACTUAL	PROJECTED	ACTUAL	PROJECTED
CASH BEGINNING OF MONTH	1185814.66							
RECEIPTS								
CASH SALES								
ACCOUNTS RECEIVABLE								
LOANS AND ADVANCES								
SALE OF ASSETS								
OTHER (ATTACH LIST)								
TRANSFERS (FROM DIP ACCTS)								
TOTAL RECEIPTS	—							
DISBURSEMENTS								
NET PAYROLL								
PAYROLL TAXES								
SALES, USE & OTHER TAXES								
INVENTORY PURCHASES								
SECURED RENTAL/LEASES								
INSURANCE								
ADMINISTRATIVE	9.13							
SELLING								
OTHER (ATTACH LIST)								
OWNER DRAW*								
TRANSFERS (TO DIP ACCTS)								
PROFESSIONAL FEES								
U.S. TRUSTEE QUARTERLY FEES								
COURT COSTS								
TOTAL DISBURSEMENTS	9.13							
NET CASH FLOW (RECEIPTS LESS DISBURSEMENTS)	(9.13)							
CASH - END OF MONTH	1185805.53							

* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES (FROM CURRENT MONTH ACTUAL COLUMN)	
TOTAL DISBURSEMENTS	$ 9.13
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	$
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	$
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	$ 9.13

In re ___

Debtor DIVERSIFIED BUILDER SERVICES

Case No. 08-13129

Reporting Period: 1/1-1/31/09

BANK RECONCILIATIONS

Continuation Sheet for MOR-1

A bank reconciliation must be included for each bank account. The debtor's bank reconciliation may be substituted for this page.

	Operating		Payroll		Tax		Other	
BALANCE PER BOOKS	#		#		#		#	
BANK BALANCE	ATTACHED							
(+) DEPOSITS IN TRANSIT (ATTACH LIST)								
(-) OUTSTANDING CHECKS (ATTACH LIST)								
OTHER (ATTACH EXPLANATION)								
ADJUSTED BANK BALANCE*								
*Adjusted bank balance must equal balance per books								
DEPOSITS IN TRANSIT	Date	Amount	Date	Amount	Date	Amount	Date	Amount
CHECKS OUTSTANDING	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount
OTHER								

Account # 9188

Account Name Diversified Builder Services

Reconciliation As of Date 1/31/09

Balance per Bank $1185805.53

Deposits in Transit

Date	Amount

Total

Outstanding Checks

Check #	Amount

Total

Other (List)

Balance per Books $1185805.53

In re___
Debtor Diversified Builder Services

Case No. 08-13129
Reporting Period: 1/1-1/31/09

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID

This schedule is to include all retained professional payments from case inception to current month.

Payee	Period Covered	Amount Covered	Payor	Check		Amount Paid		Year-To-Date	
				Number	Date	Fees	Expenses	Fees	Expenses
		None							

Bank of America

HH

CUSTOMER CONNECTION
BANK OF AMERICA, N.A.
DALLAS, TEXAS 75283-2406

Account Number 9188
01 01 152 01 M0000 E# 0
Last Statement: 12/31/2008
This Statement: 01/30/2009

[redacted] [redacted]

Customer Service
1-800-342-7722

DIVERSIFIED BUILDER SERVICES, INC.
DEBTOR IN POSSESSION 08-13129
OPERATING ACCOUNT
1490 N CLAREMONT BLVD,
CLAREMONT CA 91711

Bankruptcy Case Number:0813129

CUSTOMER CONNECTION ECONOMY CHECKING

Account Summary Information

Statement Period 01/01/2009 - 01/30/2009		Statement Beginning Balance	1,185,814.66
Number of Deposits/Credits	0	Amount of Deposits/Credits	.00
Number of Checks	0	Amount of Checks	.00
Number of Other Debits	1	Amount of Other Debits	9.13
		Statement Ending Balance	1,185,805.53
Number of Enclosures	0	Service Charge	9.13

Withdrawals and Debits

Other Debits

Date Posted	Customer Reference	Amount	Description	Bank Reference
01/30		9.13	FDIC ASSESSMENT	

Daily Balances

Date	Ledger Balance	Collected Balance	Date	Ledger Balance	Collected Balance
12/31	1,185,814.66	1,185,814.66	01/30	1,185,805.53	1,185,805.53

In re ___ Debtor Diversified Builder Services

Case No. 08-12129
Reporting Period: 1/1-1/31/09

STATEMENT OF OPERATIONS
(Income Statement)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

REVENUES	Month	Cumulative Filing to Date
Gross Revenues	$	$
Less: Returns and Allowances ATTACHED		
Net Revenue	$	$
COST OF GOODS SOLD		
Beginning Inventory		
Add: Purchases		
Add: Cost of Labor		
Add: Other Costs (attach schedule)		
Less: Ending Inventory		
Cost of Goods Sold		
Gross Profit		
OPERATING EXPENSES		
Advertising		
Auto and Truck Expense		
Bad Debts		
Contributions		
Employee Benefits Programs		
Insider Compensation*		
Insurance		
Management Fees/Bonuses		
Office Expense		
Pension & Profit-Sharing Plans		
Repairs and Maintenance		
Rent and Lease Expense		
Salaries/Commissions/Fees		
Supplies		
Taxes - Payroll		
Taxes - Real Estate		
Taxes - Other		
Travel and Entertainment		
Utilities		
Other (attach schedule)		
Total Operating Expenses Before Depreciation		
Depreciation/Depletion/Amortization		
Net Profit (Loss) Before Reorganization Items		
OTHER INCOME AND EXPENSES		
Other Income (attach schedule)		
Interest Expense		
Other Expense (attach schedule)		
Net Profit (Loss) Before Reorganization Items		
REORGANIZATION ITEMS		
Professional Fees		
U.S. Trustee Quarterly Fees		
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)		
Gain (Loss) from Sale of Equipment		
Other Reorganization Expenses (attach schedule)		
Total Reorganization Expenses		
Income Taxes		
Net Profit (Loss)	$	$

* "Insider" is defined in 11 U.S.C. Section 101(31).

In re ___
Debtor DIVERSIFIED BUILDER SERVICES

Case No. 08-13129
Reporting Period: 1/1-1/31/09

STATEMENT OF OPERATIONS - continuation sheet

BREAKDOWN OF "OTHER" CATEGORY	Month	Cumulative Filing to Date
Other Costs		
Other Operational Expenses		
Other Income		
Other Expenses		
Other Reorganization Expenses		

Reorganization Items - Interest Earned on Accumulated Cash from Chapter 11:
Interest earned on cash accumulated during the chapter 11 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.

Diversified Builder Services, Inc.
Profit & Loss
December 5, 2008 - January 31, 2009

	Total
Income	
Total Income	
Expenses	
Bank Charges	130.13
Total Expenses	**$130.13**
Net Operating Income	**$ -130.13**
Other Income	
Other Income	-99.34
Total Other Income	**$ -99.34**
Net Other Income	**$ -99.34**
Net Income	**$ -229.47**

Tuesday, Feb 17, 2009 04:21:08 PM GMT-8 - Accrual Basis

In re __ Debtor DIVERSIFIED BUILDER SERVICES

Case No. 08-13129
Reporting Period: 1/31/09

BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

ASSETS CURRENT ASSETS	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
Unrestricted Cash and Equivalents		
Restricted Cash and Cash Equivalents (see continuation sheet)	ATTACHED	
Accounts Receivable (Net)		
Notes Receivable		
Inventories		
Prepaid Expenses		
Professional Retainers		
Other Current Assets (attach schedule)		
TOTAL CURRENT ASSETS	$	$
PROPERTY AND EQUIPMENT		
Real Property and Improvements		
Machinery and Equipment		
Furniture, Fixtures and Office Equipment		
Leasehold Improvements		
Vehicles		
Less Accumulated Depreciation		
TOTAL PROPERTY & EQUIPMENT	$	$
OTHER ASSETS		
Loans to Insiders*		
Other Assets (attach schedule)		
TOTAL OTHER ASSETS	$	$
TOTAL ASSETS		$

LIABILITIES AND OWNER EQUITY LIABILITIES NOT SUBJECT TO COMPROMISE	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
Accounts Payable		
Taxes Payable (refer to FORM MOR-4)		
Wages Payable		
Notes Payable		
Rent/Leases - Building/Equipment		
Secured Debt/Adequate Protection Payments		
Professional Fees		
Amounts Due to Insiders*		
Other Postpetition Liabilities (attach schedule)		
TOTAL POSTPETITION LIABILITIES	$	$
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)		
Secured Debt		
Priority Debt		
Unsecured Debt		
TOTAL PRE-PETITION LIABILITIES		
TOTAL LIABILITIES	$	$
OWNER EQUITY		
Capital Stock		
Additional Paid-In Capital		
Partners' Capital Account		
Owner's Equity Account		
Retained Earnings - Pre-Petition		
Retained Earnings - Postpetition		
Adjustments to Owner Equity (attach schedule)		
NET OWNER EQUITY	$	$
TOTAL LIABILITIES AND OWNERS EQUITY	$	$

* "Insider" is defined in 11 U.S.C. Section 101(31).

In re ___
Debtor Diversified Builder Services

Case No. 08-13129
Reporting Period: 1/31/09

BALANCE SHEET - continuation sheet

ASSETS Other Current Assets	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
Other Assets		

LIABILITIES AND OWNER EQUITY Other Postpetition Liabilities	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
Adjustments to Owner Equity		
Postpetition Contributions (Distributions) (Draws)		

Restricted Cash is cash that is restricted for a specific use and not available to fund operations. Typically, restricted cash is segregated into a separate account, such as an escrow account.

Diversified Builder Services, Inc.
Balance Sheet
As of January 31, 2009

	Total
ASSETS	
Current Assets	
Bank Accounts	
B of A Checking	1,185,805.53
PFF Checking	0.00
PFF Checking - 10102	0.00
Total Bank Accounts	$1,185,805.53
Total Current Assets	$1,185,805.53
Other Assets	
100% Loan Loss - Comm Loans - MI	-300,000.00
Accounts Receivable	288,500.00
Commercial LOC - MI	7,800,000.00
Commercial LOC Contra Asset - CLS	-1,050.00
Def Income - Comm Non Accr	-217,552.00
Partial Charge-Offs Comm. Unsecured	-5,729,081.00
Property & Equipment	7,489.00
Val Allow - FIT Deferred Taxes	1,951,021.00
Val Allow - SIT Deferred Taxes	-6,886,601.00
Total Other Assets	$ -3,087,274.00
TOTAL ASSETS	**$ -1,901,468.47**
LIABILITIES AND EQUITY	
Liabilities	
Long Term Liabilities	
Accrued Interest - Notes Payable	304,034.00
DBS Insurance Payable	160.00
Deferred Fed Income Taxes	1,951,021.00
Deferred Income	288,500.00
Deferred State Inc Taxes	-6,886,601.00
Intercompany Payable	6.00
Notes Payable	19,280,093.00
Total Long Term Liabilities	$14,937,213.00
Total Liabilities	$14,937,213.00
Equity	
APIC	28,000,000.00
APIC - Retained Earnings	-44,838,453.00
Opening Balance Equity	1.00
Retained Earnings	
Net Income	-229.47
Total Equity	$ -16,838,681.47
TOTAL LIABILITIES AND EQUITY	**$ -1,901,468.47**

Tuesday, Feb 17, 2009 04:21:48 PM GMT-8 - Accrual Basis

In re ___
Debtor Diversified Builder Services

Case No. 08-13129
Reporting Period: 1/1 - 1/31/09

STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.
Attach photocopies of any tax returns filed during the reporting period.

Federal	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Date Paid	Check No. or EFT	Ending Tax Liability
Withholding						
FICA-Employee						
FICA-Employer		N/A				
Unemployment						
Income						
Other:						
Total Federal Taxes						
State and Local						
Withholding						
Sales						
Excise						
Unemployment						
Real Property						
Personal Property						
Other:						
Total State and Local						
Total Taxes						

SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable.

	Number of Days Past Due					
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable						
Wages Payable						
Taxes Payable						
Rent/Leases-Building		None				
Rent/Leases-Equipment						
Secured Debt/Adequate Protection Payments						
Professional Fees						
Amounts Due to Insiders*						
Other:______						
Other:______						
Total Postpetition Debts						

Explain how and when the Debtor intends to pay any past-due postpetition debts.

* "Insider" is defined in 11 U.S.C. Section 101(31).

In re

Debtor Diversified Builder Services

08-13129

1/1-1/31/09

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation		
Total Accounts Receivable at the beginning of the reporting period	None	
+ Amounts billed during the period		
- Amounts collected during the period		
Total Accounts Receivable at the end of the reporting period		
Accounts Receivable Aging		
0 - 30 days old		
31 - 60 days old		
61 - 90 days old		
91+ days old		
Total Accounts Receivable		
Amount considered uncollectible (Bad Debt)		
Accounts Receivable (Net)		

DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	N.A.	
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X	
5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.		X

UNITED STATES BANKRUPTCY COURT
__________ DISTRICT OF Delaware

In re — [illegible] Assurance Services

Case No. 08-13131
Reporting Period: 1/1-1/31/09

MONTHLY OPERATING REPORT

File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached	Affidavit/ Supplement Attached
Schedule of Cash Receipts and Disbursements	MOR-1	yes		
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1a	yes		
Schedule of Professional Fees Paid	MOR-1b	yes		
Copies of bank statements		Yes		
Cash disbursements journals			Yes	
Statement of Operations	MOR-2	yes		
Balance Sheet	MOR-3	yes		
Status of Post-petition Taxes	MOR-4	yes		
Copies of IRS Form 6123 or payment receipt				
Copies of tax returns filed during reporting period				
Summary of Unpaid Post-petition Debts	MOR-4	yes/na		
Listing of aged accounts payable	MOR-4	yes/na	Yes	
Accounts Receivable Reconciliation and Aging	MOR-5	yes		
Debtor Questionnaire	MOR-5	yes		

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

[signature]
Signature of Debtor

2/18/09
Date

____
Signature of Joint Debtor

____
Date

[signature]
Signature of Authorized Individual*

2/18/09
Date

Kevin McCarthy
Printed Name of Authorized Individual

2/18/09
Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re ___

Debtor [illegible] Insurance Services

Case No. 08-13131

Reporting Period: 1/1-1/31/09

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor's books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filled. The amounts reported in the "CURRENT MONTH - ACTUAL" column must equal the sum of the four bank account columns. The amounts reported in the "PROJECTED" columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CONT)]

	BANK ACCOUNTS				CURRENT MONTH		CUMULATIVE FILING TO DATE	
	OPER	PAYROLL	TAX	OTHER	ACTUAL	PROJECTED	ACTUAL	PROJECTED
CASH BEGINNING OF MONTH	50276.87							
RECEIPTS								
CASH SALES								
ACCOUNTS RECEIVABLE	6199.27							
LOANS AND ADVANCES								
SALE OF ASSETS								
OTHER (ATTACH LIST)								
TRANSFERS (FROM DIP ACCTS)								
TOTAL RECEIPTS	6199.27							
DISBURSEMENTS								
NET PAYROLL								
PAYROLL TAXES								
SALES, USE & OTHER TAXES								
INVENTORY PURCHASES								
SECURED RENTAL/LEASES								
INSURANCE								
ADMINISTRATIVE	0.43							
SELLING								
OTHER (ATTACH LIST)								
OWNER DRAW*								
TRANSFERS (TO DIP ACCTS)								
PROFESSIONAL FEES								
U.S. TRUSTEE QUARTERLY FEES								
COURT COSTS								
TOTAL DISBURSEMENTS	0.43							
NET CASH FLOW (RECEIPTS LESS DISBURSEMENTS)	6198.84							
CASH - END OF MONTH	56475.71							

* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT MONTH ACTUAL COLUMN)	
TOTAL DISBURSEMENTS	$ 0.43
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	$
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	$
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	$ 0.43

In re ___

Debtor GUARDIAN INSURANCE SERVICES

Case No. 08-13131

Reporting Period: 1/31/09

BANK RECONCILIATIONS

Continuation Sheet for MOR-1

A bank reconciliation must be included for each bank account. The debtor's bank reconciliation may be substituted for this page.

	Operating		Payroll		Tax		Other	
BALANCE PER BOOKS	#		#		#		#	
BANK BALANCE								
(+) DEPOSITS IN TRANSIT (ATTACH LIST)		ATTACHED						
(-) OUTSTANDING CHECKS (ATTACH LIST)								
OTHER (ATTACH EXPLANATION)								
ADJUSTED BANK BALANCE*								
*Adjusted bank balance must equal balance per books								
DEPOSITS IN TRANSIT	Date	Amount	Date	Amount	Date	Amount	Date	Amount
CHECKS OUTSTANDING	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount
OTHER								

Account # 8202

Account Name Guardian Insurance Services

Reconciliation As of Date 1/31/09

Balance per Bank $ 56475.71

Deposits in Transit

Date	Amount

Total

Outstanding Checks

Check #	Amount

Total

Other (List)

Balance per Books 56475.71

In re___
Debtor [illegible] Services

Case No. 08-13131
Reporting Period: 1/1-1/31/09

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID

This schedule is to include all retained professional payments from case inception to current month.

Payee	Period Covered	Amount Covered	Payor	Check		Amount Paid		Year-To-Date	
				Number	Date	Fees	Expenses	Fees	Expenses
		None							

Bank of America

HH

CUSTOMER CONNECTION
BANK OF AMERICA, N.A.
DALLAS, TEXAS 75283-2406

Account Number 58202
01 01 152 01 M0000 E# 0
Last Statement: 12/31/2008
This Statement: 01/30/2009

Customer Service
1-800-342-7722

GLENCREST INSURANCE SERVICES, INC.
DEBTOR IN POSSESSION 08-13131
1490 N CLAREMONT BLVD, SUITE 100
CLAREMONT CA 91711

Bankruptcy Case Number:0813131

CUSTOMER CONNECTION ECONOMY CHECKING

Account Summary Information

Statement Period 01/01/2009 - 01/30/2009		Statement Beginning Balance	50,276.87
Number of Deposits/Credits	7	Amount of Deposits/Credits	6,199.27
Number of Checks	0	Amount of Checks	.00
Number of Other Debits	1	Amount of Other Debits	.43
		Statement Ending Balance	56,475.71
Number of Enclosures	0	Service Charge	.43

Deposits and Credits

Date Posted	Customer Reference	Amount	Description	Bank Reference
01/02		258.30	CA BANKING CENTER DEPOSIT	25400636068466
01/09		142.88	CA BANKING CENTER DEPOSIT	2540052609992
01/09		694.86	CA BANKING CENTER DEPOSIT	2540052609992
01/14		1,492.99	CA BANKING CENTER DEPOSIT	2540053600404
01/16		2,457.61	CA BANKING CENTER DEPOSIT	2540052607647
01/30		244.29	CA BANKING CENTER DEPOSIT	1220052601255
01/30		908.34	CA BANKING CENTER DEPOSIT	1220052601255

Withdrawals and Debits

Other Debits

Date Posted	Customer Reference	Amount	Description	Bank Reference
01/30		.43	FDIC ASSESSMENT	

Daily Balances

Date	Ledger Balance	Collected Balance	Date	Ledger Balance	Collected Balance
12/31	50,276.87	50,276.87	01/15	52,865.90	51,372.91
01/02	50,535.17	50,276.87	01/16	55,323.51	51,372.91
01/07	50,535.17	50,519.68	01/20	55,323.51	52,776.33
01/08	50,535.17	50,535.17	01/21	55,323.51	52,865.90
01/09	51,372.91	50,535.26	01/22	55,323.51	55,176.06
01/13	51,372.91	50,546.07	01/23	55,323.51	55,323.51
01/14	52,865.90	51,323.35	01/30	56,475.71	55,323.08

Glencrest Insurance Services, Inc.
Transaction Detail by Account
January 2009

Date	Type	Num	Name	Memo/Description	Split	Amount	Balance
B of A Checking							
01/02/2009	General Journal	9			-SPLIT-	258.30	258.30
01/09/2009	General Journal	11			-SPLIT-	142.88	401.18
01/09/2009	General Journal	12			-SPLIT-	1,492.99	1,894.17
01/09/2009	General Journal	10			-SPLIT-	694.86	2,589.03
01/16/2009	General Journal	13			-SPLIT-	2,457.61	5,046.64
01/27/2009	General Journal	14			-SPLIT-	908.34	5,954.98
01/27/2009	General Journal	15			-SPLIT-	244.29	6,199.27
01/31/2009	General Journal	20			-SPLIT-	-0.43	6,198.84
Total for B of A Checking						**$6,198.84**	
Fees Billed							
01/02/2009	General Journal	9			-SPLIT-	258.30	258.30
01/09/2009	General Journal	10			-SPLIT-	694.86	953.16
01/09/2009	General Journal	12			-SPLIT-	1,492.99	2,446.15
01/09/2009	General Journal	11			-SPLIT-	142.88	2,589.03
01/16/2009	General Journal	13			-SPLIT-	2,457.61	5,046.64
01/27/2009	General Journal	14			-SPLIT-	908.34	5,954.98
01/27/2009	General Journal	15			-SPLIT-	244.29	6,199.27
Total for Fees Billed						**$6,199.27**	
Bank Charges							
01/31/2009	General Journal	20			-SPLIT-	0.43	0.43
Total for Bank Charges						**$0.43**	

In re ___ Debtor GLLWCALST INSURANCE SERVICES

Case No. 08-13131
Reporting Period: 1/1-1/31/09

STATEMENT OF OPERATIONS
(Income Statement)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

REVENUES	Month	Cumulative Filing to Date
Gross Revenues	$	$
Less: Returns and Allowances ATTACHED		
Net Revenue	$	$
COST OF GOODS SOLD		
Beginning Inventory		
Add: Purchases		
Add: Cost of Labor		
Add: Other Costs (attach schedule)		
Less: Ending Inventory		
Cost of Goods Sold		
Gross Profit		
OPERATING EXPENSES		
Advertising		
Auto and Truck Expense		
Bad Debts		
Contributions		
Employee Benefits Programs		
Insider Compensation*		
Insurance		
Management Fees/Bonuses		
Office Expense		
Pension & Profit-Sharing Plans		
Repairs and Maintenance		
Rent and Lease Expense		
Salaries/Commissions/Fees		
Supplies		
Taxes - Payroll		
Taxes - Real Estate		
Taxes - Other		
Travel and Entertainment		
Utilities		
Other (attach schedule)		
Total Operating Expenses Before Depreciation		
Depreciation/Depletion/Amortization		
Net Profit (Loss) Before Reorganization Items		
OTHER INCOME AND EXPENSES		
Other Income (attach schedule)		
Interest Expense		
Other Expense (attach schedule)		
Net Profit (Loss) Before Reorganization Items		
REORGANIZATION ITEMS		
Professional Fees		
U.S. Trustee Quarterly Fees		
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)		
Gain (Loss) from Sale of Equipment		
Other Reorganization Expenses (attach schedule)		
Total Reorganization Expenses		
Income Taxes		
Net Profit (Loss)	$	$

* "Insider" is defined in 11 U.S.C. Section 101(31).

In re ___

Debtor GLENCREST INSURANCE SERVICES

Case No. 08-13131

Reporting Period: 1/1 - 1/31/09

STATEMENT OF OPERATIONS - continuation sheet

BREAKDOWN OF "OTHER" CATEGORY	Month	Cumulative Filing to Date
Other Costs		
Other Operational Expenses		
Other Income		
Other Expenses		
Other Reorganization Expense		

Reorganization Items - Interest Earned on Accumulated Cash from Chapter 11:
Interest earned on cash accumulated during the chapter 11 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.

Glencrest Insurance Services, Inc.
Profit & Loss
January 2009

	Total
Income	
Fees Billed	6,199.27
Total Income	**$6,199.27**
Expenses	
Bank Charges	0.43
Total Expenses	**$0.43**
Net Operating Income	**$6,198.84**
Net Income	**$6,198.84**

Tuesday, Feb 17, 2009 05:14:12 PM GMT-8 - Accrual Basis

Glencrest Insurance Services, Inc.
Profit & Loss
December 5, 2008 - January 31, 2009

	Total
Income	
Fees Billed	12,550.90
Total Income	**$12,550.90**
Expenses	
Bank Charges	121.43
Total Expenses	**$121.43**
Net Operating Income	**$12,429.47**
Net Income	**$12,429.47**

Tuesday, Feb 17, 2009 05:13:52 PM GMT-8 - Accrual Basis

In re ___
Debtor Gradient? Transaction Services

Case No. 08-13131
Reporting Period: 1/31/09

BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

ASSETS	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
CURRENT ASSETS		
Unrestricted Cash and Equivalents		
Restricted Cash and Cash Equivalents (see continuation sheet)	ATTACHED	
Accounts Receivable (Net)		
Notes Receivable		
Inventories		
Prepaid Expenses		
Professional Retainers		
Other Current Assets (attach schedule)		
TOTAL CURRENT ASSETS	$	$
PROPERTY AND EQUIPMENT		
Real Property and Improvements		
Machinery and Equipment		
Furniture, Fixtures and Office Equipment		
Leasehold Improvements		
Vehicles		
Less Accumulated Depreciation		
TOTAL PROPERTY & EQUIPMENT	$	$
OTHER ASSETS		
Loans to Insiders*		
Other Assets (attach schedule)		
TOTAL OTHER ASSETS	$	$
TOTAL ASSETS		

LIABILITIES AND OWNER EQUITY	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
LIABILITIES NOT SUBJECT TO COMPROMISE		
Accounts Payable		
Taxes Payable (refer to FORM MOR-4)		
Wages Payable		
Notes Payable		
Rent/Leases - Building/Equipment		
Secured Debt/Adequate Protection Payments		
Professional Fees		
Amounts Due to Insiders*		
Other Postpetition Liabilities (attach schedule)		
TOTAL POSTPETITION LIABILITIES	$	$
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)		
Secured Debt		
Priority Debt		
Unsecured Debt		
TOTAL PRE-PETITION LIABILITIES		
TOTAL LIABILITIES	$	$
OWNER EQUITY		
Capital Stock		
Additional Paid-In Capital		
Partners' Capital Account		
Owner's Equity Account		
Retained Earnings - Pre-Petition		
Retained Earnings - Postpetition		
Adjustments to Owner Equity (attach schedule)		
NET OWNER EQUITY	$	$
TOTAL LIABILITIES AND OWNERS' EQUITY	$	$

* "Insider" is defined in 11 U.S.C. Section 101(31).

In re ___

Debtor [illegible] Services

Case No. 08-13131

Reporting Period: 1/31/09

BALANCE SHEET - continuation sheet

ASSETS	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
Other Current Assets		
Other Assets		
LIABILITIES AND OWNER EQUITY	**BOOK VALUE AT END OF CURRENT REPORTING MONTH**	**BOOK VALUE ON PETITION DATE**
Other Postpetition Liabilities		
Adjustments to Owner Equity		
Postpetition Contributions (Distributions) (Draws)		

Restricted Cash is cash that is restricted for a specific use and not available to fund operations. Typically, restricted cash is segregated into a separate account, such as an escrow account.

Glencrest Insurance Services, Inc.
Balance Sheet
As of January 31, 2009

	Total
ASSETS	
Current Assets	
Bank Accounts	
B of A Checking	56,475.71
Operating Acct	0.00
PFF Checking	0.00
Total Bank Accounts	$56,475.71
Total Current Assets	$56,475.71
Other Assets	
Prepaid Expenses and Other Assets	36,194.00
Property & Equipment	16,201.00
Total Other Assets	$52,395.00
TOTAL ASSETS	$108,870.71
LIABILITIES AND EQUITY	
Liabilities	
Long Term Liabilities	
Deferred Tax	36,194.00
Fees Payable	-322.00
Total Long Term Liabilities	$35,872.00
Total Liabilities	$35,872.00
Equity	
APIC - R/E Dividends Paid	-5,440,000.00
APIC - Retained Earnings	5,480,569.00
Common Stock	20,000.00
Opening Balance Equity	0.24
Retained Earnings	
Net Income	12,429.47
Total Equity	$72,998.71
TOTAL LIABILITIES AND EQUITY	$108,870.71

Tuesday, Feb 17, 2009 05:04:10 PM GMT-8 - Accrual Basis

In re ___
Debtor Glassines Insurance Services

Case No. 08-13131
Reporting Period: 1/1-1/31/09

STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

Federal	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Date Paid	Check No. or EFT	Ending Tax Liability
Withholding						
FICA-Employee						
FICA-Employer		N.A				
Unemployment						
Income						
Other:						
Total Federal Taxes						
State and Local						
Withholding						
Sales						
Excise						
Unemployment						
Real Property						
Personal Property						
Other:						
Total State and Local						
Total Taxes						

SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable.

	Number of Days Past Due					
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable						
Wages Payable						
Taxes Payable		None				
Rent/Leases-Building						
Rent/Leases-Equipment						
Secured Debt/Adequate Protection Payments						
Professional Fees						
Amounts Due to Insiders*						
Other:						
Other:						
Total Postpetition Debts						

Explain how and when the Debtor intends to pay any past-due postpetition debts.

* "Insider" is defined in 11 U.S.C. Section 101(31).

In re

Debtor Oakcrest Insurance Services

08-13131

1/1-1/31/09

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation		
Total Accounts Receivable at the beginning of the reporting period	Unknown	
+ Amounts billed during the period	-	
- Amounts collected during the period	~~6198~~ 6199.27	
Total Accounts Receivable at the end of the reporting period	Unknown	
Accounts Receivable Aging		
0 - 30 days old	Unknown	
31 - 60 days old	[handwritten bracket through Net row]	
61 - 90 days old		
91+ days old		
Total Accounts Receivable		
Amount considered uncollectible (Bad Debt)		
Accounts Receivable (Net)		

DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	N/A	
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X	
5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.		X

UNITED STATES BANKRUPTCY COURT
_________ DISTRICT OF Delaware

In re ___ [illegible] Investment Advisors

Case No. 08-13128
Reporting Period: 1/1 - 1/31/09

MONTHLY OPERATING REPORT

File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached	Affidavit/ Supplement Attached
Schedule of Cash Receipts and Disbursements	MOR-1	Yes		
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1a	Yes		
Schedule of Professional Fees Paid	MOR-1b	Yes		
Copies of bank statements		Yes		
Cash disbursements journals		Yes		
Statement of Operations	MOR-2	Yes		
Balance Sheet	MOR-3	Yes		
Status of Post-petition Taxes	MOR-4	Yes		
Copies of IRS Form 6123 or payment receipt		No		
Copies of tax returns filed during reporting period		No		
Summary of Unpaid Post-petition Debts	MOR-4	Yes		
Listing of aged accounts payable	MOR-4	n/a	Yes	
Accounts Receivable Reconciliation and Aging	MOR-5	Yes		
Debtor Questionnaire	MOR-5	Yes		

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Kevin McCarthy
Signature of Debtor

2/18/09
Date

Signature of Joint Debtor

Date

Kevin McCarthy
Signature of Authorized Individual*

2/18/09
Date

Kevin McCarthy
Printed Name of Authorized Individual

Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re ___

Debtor Gladstone Investment Advisors

Case No. 08-13128

Reporting Period: 1/1 - 1/31/09

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor's books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filled. The amounts reported in the "CURRENT MONTH - ACTUAL" column must equal the sum of the four bank account columns. The amounts reported in the "PROJECTED" columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CONT)]

	BANK ACCOUNTS				CURRENT MONTH		CUMULATIVE FILING TO DATE	
	OPER	PAYROLL	TAX	OTHER	ACTUAL	PROJECTED	ACTUAL	PROJECTED
CASH BEGINNING OF MONTH	194531.12			(114950.62)				
RECEIPTS								
CASH SALES					Residual book balance - no associated bank account open. To be adjusted in Feb.			
ACCOUNTS RECEIVABLE								
LOANS AND ADVANCES								
SALE OF ASSETS								
OTHER (ATTACH LIST) (1)	15995.62							
TRANSFERS (FROM DIP ACCTS)								
	22111.54	Close out of Ameritrade a/c not previously on books						
TOTAL RECEIPTS	38107.16			-				
DISBURSEMENTS								
NET PAYROLL	17074.09							
PAYROLL TAXES								
SALES, USE & OTHER TAXES								
INVENTORY PURCHASES								
SECURED RENTAL/LEASES								
INSURANCE								
ADMINISTRATIVE	26736.30							
SELLING								
OTHER (ATTACH LIST)								
	4445.00	Utility deposit - So Cal Edison						
OWNER DRAW*								
TRANSFERS (TO DIP ACCTS)								
PROFESSIONAL FEES								
U.S. TRUSTEE QUARTERLY FEES								
COURT COSTS								
TOTAL DISBURSEMENTS	48255.39							
NET CASH FLOW (RECEIPTS LESS DISBURSEMENTS)	(10148.23)			-				
CASH - END OF MONTH	184382.89			(114950.62)				

* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT MONTH ACTUAL COLUMN)	
TOTAL DISBURSEMENTS	$48255.39
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	$ -
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	$
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	$48255.39

(1) Other Receipts

Rent	$10218.43
Other Tax Refunds	5777.19
	15995.62

In re ____

Debtor Guardian Investment Advisors

Case No. 08-12128

Reporting Period: 1/1 - 1/31/09

BANK RECONCILIATIONS

Continuation Sheet for MOR-1

A bank reconciliation must be included for each bank account. The debtor's bank reconciliation may be substituted for this page.

	Operating		Payroll		Tax		Other	
BALANCE PER BOOKS	#		#		#		#	
BANK BALANCE								
(+) DEPOSITS IN TRANSIT (ATTACH LIST)			See attached					
(-) OUTSTANDING CHECKS (ATTACH LIST)								
OTHER (ATTACH EXPLANATION)								
ADJUSTED BANK BALANCE*								
*Adjusted bank balance must equal balance per books								
DEPOSITS IN TRANSIT	Date	Amount	Date	Amount	Date	Amount	Date	Amount
CHECKS OUTSTANDING	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount
OTHER								

Account # 9162

Account Name Greenwich Investment Advisors

Reconciliation As of Date 1/31/09

Balance per Bank $187743.17

Deposits in Transit

Date	Amount
Total	

Outstanding Checks

Check #	Amount
1023	2220.28
1026	1140.00
Total	3360.28

Other (List)

Balance per Books $184382.89

In re___
Debtor [illegible] Investment Advisors

Case No. 08-13128
Reporting Period: 1/1 - 1/31/08

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID

This schedule is to include all retained professional payments from case inception to current month.

Payee	Period Covered	Amount Covered	Payor	Check		Amount Paid		Year-To-Date	
				Number	Date	Fees	Expenses	Fees	Expenses
		None							

Bank of America

CUSTOMER CONNECTION
BANK OF AMERICA, N.A.
DALLAS, TEXAS 75283-2406

Account Number 9162
01 01 152 01 M0000 E# 23
Last Statement: 12/31/2008
This Statement: 01/30/2009

Customer Service
1-800-342-7722

GLENCREST INVESTMENT ADVISORS, INC.
DEBTOR IN POSSESSION 08-13128
OPERATING ACCOUNT
1490 N CLAREMONT BLVD, SUITE 100
CLAREMONT CA 91711

Bankruptcy Case Number:0813128

CUSTOMER CONNECTION ECONOMY CHECKING

Account Summary Information

Statement Period 01/01/2009 - 01/30/2009		Statement Beginning Balance	194,531.32
Number of Deposits/Credits	6	Amount of Deposits/Credits	45,204.41
Number of Checks	23	Amount of Checks	45,106.62
Number of Other Debits	5	Amount of Other Debits	6,885.94
		Statement Ending Balance	187,743.17
Number of Enclosures	23	Service Charge	1.45

Deposits and Credits

Date Posted	Customer Reference	Amount	Description	Bank Referen
01/02		13,376.55	CA BANKING CENTER DEPOSIT	25400636068
01/09		22,109.72	CA BANKING CENTER DEPOSIT	25400526099
01/14		1.82	CA BANKING CENTER DEPOSIT	25400536004
01/14		4,639.33	CA BANKING CENTER DEPOSIT	25400536004
01/21		5,066.70	CA BANKING CENTER DEPOSIT	25400636075
01/30		10.29	CA BANKING CENTER DEPOSIT	12200526012

Withdrawals and Debits

Checks

Check Number	Amount	Date Posted	Bank Reference	Check Number	Amount	Date Posted	Bank Reference
1001	303.15	01/12	6792054929	1014	17.00	01/16	6292022278
1002	583.00	01/07	2592608633	1015	5,162.00	01/26	7982484754
1003	15.14	01/07	6092038627	1016	383.30	01/21	4692411768
1004	562.50	01/06	8320144634	1017	4,445.00	01/26	5992356070
1005	280.00	01/06	7492435840	1018	2,367.42	01/21	8192655100
1006	860.00	01/06	7492435839	1019	437.50	01/26	8092238170
1007	15,025.78	01/07	5992727391	1022*	583.00	01/28	3392308242
1008	250.37	01/07	5992214596	1024*	62.50	01/30	7692574815
1009	292.69	01/07	5992215094	1025	898.30	01/30	7192038799
1011*	1,074.47	01/13	7292476643	10000*	4,090.67	01/12	9692729858
1012	547.67	01/13	7292480046	10001	6,148.93	01/26	8592801906
1013	716.23	01/20	6492059531				

Other Debits

Date Posted	Customer Reference	Amount	Description	Bank Referenc
01/09		2,529.95	ADP TX/FINCL SVC DES:ADP - TAX ID:E2Z2R 010901A01 INDN:GLENCREST INVESTMENT A CO ID:1223006057 CCD	08004178
01/14		46.44	ADP PAYROLL FEES DES:ADP - FEES ID:13Z2R 0891207 INDN:GLENCREST INVESTMENT A CO ID:9659605001 CCD	13004521
01/14		50.00	ADP PAYROLL FEES DES:ADP - FEES ID:13Z2R 0891206 INDN:GLENCREST INVESTMENT A CO ID:9659605001 CCD	13004521

* The preceding check(s) is still outstanding or has been included in a previous statement or is included in the 'Other Debits' section as an ACH paperless transacti

CUSTOMER CONNECTION
BANK OF AMERICA, N.A.
DALLAS, TEXAS 75283-2406

Account Number 9162
01 01 152 01 M0000 E# 23
Last Statement: 12/31/2008
This Statement: 01/30/2009

[redacted]

Customer Service
1-800-342-7722

GLENCREST INVESTMENT ADVISORS, INC.

[redacted]

Bankruptcy Case Number:0813128

CUSTOMER CONNECTION ECONOMY CHECKING

Other Debits - Continued

Date Posted	Customer Reference	Amount	Description	Bank Reference
01/26		(A) 4,258.10	ADP TX/FINCL SVC DES:ADP - TAX ID:E2Z2R 012303A01 INDN:GLENCREST INVESTMENT A CO ID:1223006057 CCD	260015045[illegible]
01/30		1.45	FDIC ASSESSMENT	

Daily Balances

Date	Ledger Balance	Collected Balance	Date	Ledger Balance	Collected Balance
12/31	194,531.32	194,531.32	01/14	208,146.91	202,179.19
01/02	207,907.87	194,531.32	01/15	208,146.91	204,163.76
01/05	207,907.87	201,202.93	01/16	208,129.91	207,891.74
01/06	206,205.37	199,926.27	01/20	207,413.68	207,413.58
01/07	190,038.39	189,661.65	01/21	209,729.66	204,662.96
01/08	190,038.39	190,038.39	01/26	189,278.13	188,974.13
01/09	209,618.16	187,508.44	01/27	189,278.13	189,278.13
01/12	205,224.34	183,114.62	01/28	188,695.13	188,695.13
01/13	203,602.20	181,492.48	01/30	187,743.17	187,732.88

£ (A) = 10407.03
ADP w/3 [illegible]
£ (B) 6620.62
(C) 4644
} 6667.06

Glencrest Investment Advisors, Inc.
Transaction Detail by Account
January 2009

Date	Type	Num	Name	Memo/Description	Split	Amount	Balance
B of A Checking							
01/02/2009	General Journal	7			-SPLIT-	-303.15	-303.15
01/02/2009	General Journal	8			-SPLIT-	-583.00	-886.15
01/02/2009	General Journal	10			-SPLIT-	-562.50	-1,448.65
01/02/2009	General Journal	12			-SPLIT-	-280.00	-1,728.65
01/02/2009	General Journal	14			-SPLIT-	-250.37	-1,979.02
01/02/2009	General Journal	17			-SPLIT-	7,097.45	5,118.43
01/02/2009	General Journal	18			-SPLIT-	6,279.10	11,397.53
01/02/2009	General Journal	15			-SPLIT-	-292.69	11,104.84
01/02/2009	General Journal	13			-SPLIT-	-15,025.78	-3,920.94
01/02/2009	General Journal	43			-SPLIT-	-10,453.47	-14,374.41
01/02/2009	General Journal	35			-SPLIT-	700.00	-13,674.41
01/02/2009	General Journal	11			-SPLIT-	-860.00	-14,534.41
01/02/2009	General Journal	9			-SPLIT-	-15.14	-14,549.55
01/06/2009	General Journal	33			-SPLIT-	-50.00	-14,599.55
01/07/2009	General Journal	20			-SPLIT-	-1,074.47	-15,674.02
01/07/2009	General Journal	21			-SPLIT-	-547.67	-16,221.69
01/08/2009	General Journal	22			-SPLIT-	22,109.72	5,888.03
01/08/2009	General Journal	25			-SPLIT-	3,939.33	9,827.36
01/08/2009	General Journal	23			-SPLIT-	-716.23	9,111.13
01/09/2009	General Journal	26			-SPLIT-	-6,713.50	2,397.63
01/14/2009	General Journal	27			-SPLIT-	-17.00	2,380.63
01/15/2009	General Journal	28			-SPLIT-	-383.30	1,997.33
01/15/2009	General Journal	31			-SPLIT-	-2,367.42	-370.09
01/15/2009	General Journal	32			-SPLIT-	-4,445.00	-4,815.09
01/15/2009	General Journal	30			-SPLIT-	-5,162.00	-9,977.09
01/15/2009	General Journal	29			-SPLIT-	1.82	-9,975.27
01/21/2009	General Journal	36			-SPLIT-	-437.50	-10,412.77
01/21/2009	General Journal	37			-SPLIT-	5,066.70	-5,346.07
01/21/2009	General Journal	~~38~~			-SPLIT-	~~-1,166.00~~	-6,512.07
01/21/2009	General Journal	~~39~~			-SPLIT-	~~-66.81~~	-6,578.88
01/22/2009	General Journal	~~40~~			-SPLIT-	~~-437.50~~	-7,016.38
01/22/2009	General Journal	~~38R~~			-SPLIT-	~~1,166.00~~	-5,850.38
01/22/2009	General Journal	42			-SPLIT-	-2,220.28	-8,070.66
01/22/2009	General Journal	~~40R~~			-SPLIT-	~~437.50~~	-7,633.16
01/22/2009	General Journal	41			-SPLIT-	-583.00	-8,216.16
01/26/2009	General Journal	44			-SPLIT-	-62.50	-8,278.66
01/26/2009	General Journal	46			-SPLIT-	10.29	-8,268.37
01/26/2009	General Journal	45			-SPLIT-	-898.30	-9,166.67
01/27/2009	General Journal	47			-SPLIT-	-1,140.00	-10,306.67
01/31/2009	General Journal	59			-SPLIT-	-1.45	-10,308.12
01/31/2009	General Journal	61			-SPLIT-	92.88	-10,215.24
01/31/2009	General Journal	~~39R~~			-SPLIT-	~~66.81~~	-10,148.43
01/31/2009	General Journal	60			-SPLIT-	0.20	-10,148.23
Total for B of A Checking						**$ -10,148.23**	
Utility Deposit							
01/15/2009	General Journal	32			-SPLIT-	4,445.00	4,445.00
Total for Utility Deposit						**$4,445.00**	
Ameritrade Close Out							
01/08/2009	General Journal	22			-SPLIT-	22,109.72	22,109.72

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Recent | How Do I?

Date: 01/02/2009

Entry #: 7

Account	Debit	Credit	Memo	Name
Utilities - Phone and	303.15			
B of A Checking		303.15		
Totals:	303.15	303.15		

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Memo: Pro rated Verizon

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Date: 01/02/2009 | Entry #: 8

Account	Debit	Credit	Memo	Name
Utilities - Phone and	583.00			
B of A Checking		583.00		
Totals:	583.00	583.00		

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Memo: Verizon

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Date: 01/02/2009

Entry #: 10

Account	Debit	Credit	Memo	Name
Utilities - Siemens	562.50			
B of A Checking		562.50		
Totals:	562.50	562.50		

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Memo: Siemens

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Date: 01/02/2009 Entry #: 12

Account	Debit	Credit	Memo	Name
Janitorial - Palm Des	280.00			
B of A Checking		280.00		
Totals:	280.00	280.00		

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Memo: Dec

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Date: 01/02/2009

Entry #: 14

Account	Debit	Credit	Memo	Name
Office Expenses	250.37			
B of A Checking		250.37		
Totals:	250.37	250.37		

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Memo: Postage Meter

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Date: 01/02/2009

Entry #: 17

Account	Debit	Credit	Memo	Name
B of A Checking	7097.45			
Legal & Professiona		7097.45		
Totals:	7097.45	7097.45		

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Memo: Tancredi JAMS refund

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Date: 01/02/2009 Entry #: 18

Account	Debit	Credit	Memo	Name
B of A Checking	6279.10			
Sublease - PFF		6279.10		
Totals:	6279.10	6279.10		

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Memo: Rent from PFF

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Date: 01/02/2009 | Entry #: 15

Account	Debit	Credit	Memo	Name
Office Expenses	292.69			
B of A Checking		292.69		
Totals:	292.69	292.69		

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Memo: Postage Meter Rental

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Date: 01/02/2009

Entry #: 13

Account	Debit	Credit	Memo	Name
Rent - Claremont	15025.78			
B of A Checking		15025.78		
Totals:	15025.78	15025.78		

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Memo: January

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Date: 01/02/2009

Entry #: 43

Account	Debit	Credit	Memo	Name
Payroll Expenses	10407.03			
Office Expenses	46.44			
B of A Checking		10453.47		
Totals:	10453.47	10453.47		

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Memo: Final payroll - Sanchez, incl COBRA for Dec.

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Recent | How Do I?

Date: 01/02/2009 Entry #: 35

Account	Debit	Credit	Memo	Name
B of A Checking	700.00			
Other Income		700.00		
Totals:	700.00	700.00		

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Memo: Plant Sale

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Date: 01/02/2009 Entry #: 11

Account	Debit	Credit	Memo	Name
Janitorial - Claremor	860.00			
B of A Checking		860.00		
Totals:	860.00	860.00		

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Memo: Dec

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← Recent | How Do I?

Date: 01/02/2009

Entry #: 9

Account	Debit	Credit	Memo	Name
Utilities - Water	15.14			
B of A Checking		15.14		
Totals:	15.14	15.14		

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Memo: Arrowhead

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Date: 01/06/2009

Entry #: 33

Account	Debit	Credit	Memo	Name
Other General and A	50.00			
B of A Checking		50.00		
Totals:	50.00	50.00		

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Memo: ADP Set Up

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Recent How Do I?

Date: 01/07/2009 Entry #: 20

Account	Debit	Credit	Memo	Name
Utilities - SCE	1074.47			
B of A Checking		1074.47		
Totals:	1074.47	1074.47		

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Memo: Edison

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Date: 01/07/2009 Entry #: 21

Account	Debit	Credit	Memo	Name
Utilities - Phone and	547.67			
B of A Checking		547.67		
Totals:	547.67	547.67		

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Memo: Verizon

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Recent How Do I?

Date: 01/08/2009 Entry #: 22

Account	Debit	Credit	Memo	Name
B of A Checking	22109.72			
Ameritrade Close Ou		22109.72		
Totals:	22109.72	22109.72		

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Memo: Ameritrade Close Out

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Recent | How Do I?

Date: 01/08/2009

Entry # : 25

Account	Debit	Credit	Memo	Name
B of A Checking	3939.33			
Rental Income Palm		3939.33		
Totals:	3939.33	3939.33		

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Memo: Rent Inc PD

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Recent | How Do I?

Date: 01/08/2009 | Entry #: 23

Account	Debit	Credit	Memo	Name
Utilities - Gas Co	716.23			
B of A Checking		716.23		
Totals:	716.23	716.23		

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Memo: Gas Co

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Date: 01/09/2009 Entry #: 26

Account	Debit	Credit	Memo	Name
Payroll Expenses	6667.06			
B of A Checking		6713.50		
Office Expenses	46.44			
Totals:	6713.50	6713.50		

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Memo: Sanchez 12/22/08 - 1/2/09, Incl ADP charges

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Recent | How Do I?

Date: 01/14/2009

Entry #: 27

Account	Debit	Credit	Memo	Name
Utilities - Phone and	17.00			
B of A Checking		17.00		
Totals:	17.00	17.00		

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Memo: Verizon

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Date: 01/15/2009

Entry #: 28

Account	Debit	Credit	Memo	Name
Office Expenses	383.30			
B of A Checking		383.30		
Totals:	383.30	383.30		

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Memo: Plant service - Dec

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Date: 01/15/2009

Entry #: 31

Account	Debit	Credit	Memo	Name
I 365 Data Storage	2367.42			
B of A Checking		2367.42		
Totals:	2367.42	2367.42		

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Memo: I 365

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Entry #: 32

Account	Debit	Credit	Memo	Name
Utility Deposit	4445.00			
B of A Checking		4445.00		
Totals:	4445.00	4445.00		

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Memo: SCE Deposit

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Entry #: 30

Account	Debit	Credit	Memo	Name
Rent - Palm Desert	5162.00			
B of A Checking		5162.00		
Totals:	5162.00	5162.00		

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Memo: January Rent

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Date: 01/15/2009

Entry # : 29

Account	Debit	Credit	Memo	Name
B of A Checking	1.82			
Ameritrade Close Ou		1.82		
Totals:	1.82	1.82		

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Memo: Close out Ameritrade

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Date: 01/21/2009 Entry #: 36

Account	Debit	Credit	Memo	Name
Computek I.T.	437.50			
B of A Checking		437.50		
Totals:	437.50	437.50		

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Memo: Computek

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Date: 01/21/2009

Entry #: 37

Account	Debit	Credit	Memo	Name
B of A Checking	5066.70			
Trailer Income		1086.70		
Other Income		3980.00		
Totals:	5066.70	5066.70		

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Memo: First Mercantile Fees + FINRA Refund

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Date: 01/22/2009 Entry # : 42

Account	Debit	Credit	Memo	Name
Other General and A	2220.28			
B of A Checking		2220.28		
Totals:	2220.28	2220.28		

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Memo: Interactive Data 12/5 - 12/31/08

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Date: 01/22/2009

Entry #: 41

Account	Debit	Credit	Memo	Name
Utilities - Phone and	583.00			
B of A Checking		583.00		
Totals:	583.00	583.00		

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Memo: Verizon Data

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Date: 01/26/2009

Entry # : 44

Account	Debit	Credit	Memo	Name
Computek I.T.	62.50			
B of A Checking		62.50		
Totals:	62.50	62.50		

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Memo: 1/17/09 services

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Entry #: 46

Account	Debit	Credit	Memo	Name
B of A Checking	10.29			
Other Income		10.29		
Totals:	10.29	10.29		

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Memo: FTC vs Datacom settlement

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Date: 01/26/2009

Entry #: 45

Account	Debit	Credit	Memo	Name
Utilities - Phone and	898.30			
B of A Checking		898.30		
Totals:	898.30	898.30		

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Memo: Verizon Phone 1/16 - 2/16

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Date: 01/27/2009

Entry #: 47

Account	Debit	Credit	Memo	Name
Janitorial - Claremor	860.00			
Janitorial - Palm De:	280.00			
B of A Checking		1140.00		
Totals:	1140.00	1140.00		

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Memo: January Janitorial

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Date: 01/31/2009 Entry # : 59

Account	Debit	Credit	Memo	Name
Bank Charges	1.45			
B of A Checking		1.45		
Totals:	1.45	1.45		

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Memo: B of A Svc Chg - Jan

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Date: 01/31/2009 Entry #: 61

Account	Debit	Credit	Memo	Name
B of A Checking	92.88			
Office Expenses		92.88		
Totals:	92.88	92.88		

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Memo: Corr JE # 43 and #26 for ADP Fees

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Date: 01/31/2009

Entry # : 60

Account	Debit	Credit	Memo	Name
B of A Checking	0.20			
Other Income		0.20		
Totals:	0.20	0.20		

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Memo: Error Corr 12/31

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In re ___

Debtor [illegible] Investment Advisors

Case No. 08-13128

Reporting Period: 1/1 - 1/31/09

STATEMENT OF OPERATIONS
(Income Statement)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

REVENUES	Month	Cumulative Filing to Date
Gross Revenues	$	$
Less: Returns and Allowances See attached		
Net Revenue	$	$
COST OF GOODS SOLD		
Beginning Inventory		
Add: Purchases		
Add: Cost of Labor		
Add: Other Costs (attach schedule)		
Less: Ending Inventory		
Cost of Goods Sold		
Gross Profit		
OPERATING EXPENSES		
Advertising		
Auto and Truck Expense		
Bad Debts		
Contributions		
Employee Benefits Programs		
Insider Compensation*		
Insurance		
Management Fees/Bonuses		
Office Expense		
Pension & Profit-Sharing Plans		
Repairs and Maintenance		
Rent and Lease Expense		
Salaries/Commissions/Fees		
Supplies		
Taxes - Payroll		
Taxes - Real Estate		
Taxes - Other		
Travel and Entertainment		
Utilities		
Other (attach schedule)		
Total Operating Expenses Before Depreciation		
Depreciation/Depletion/Amortization		
Net Profit (Loss) Before Reorganization Items		
OTHER INCOME AND EXPENSES		
Other Income (attach schedule)		
Interest Expense		
Other Expense (attach schedule)		
Net Profit (Loss) Before Reorganization Items		
REORGANIZATION ITEMS		
Professional Fees		
U.S. Trustee Quarterly Fees		
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)		
Gain (Loss) from Sale of Equipment		
Other Reorganization Expenses (attach schedule)		
Total Reorganization Expenses		
Income Taxes		
Net Profit (Loss)	$	$

* "Insider" is defined in 11 U.S.C. Section 101(31).

In re ___
Debtor [illegible]

Case No. 08-13128
Reporting Period: 1/1 - 1/31/09

STATEMENT OF OPERATIONS - continuation sheet

BREAKDOWN OF "OTHER" CATEGORY	Month	Cumulative Filing to Date
Other Costs		
Other Operational Expenses		
Other Income		
Other Expenses		
Other Reorganization Expenses		

Reorganization Items - Interest Earned on Accumulated Cash from Chapter 11:
Interest earned on cash accumulated during the chapter 11 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.

Glencrest Investment Advisors, Inc.
Profit & Loss
January 2009

	Total
Income	
Ameritrade Close Out	22,111.54
Rental Income Palm Desert	3,939.33
Sublease - PFF	6,279.10
Trailer Income	1,086.70
Total Income	**$33,416.67**
Expenses	
Bank Charges	1.45
Computek I.T.	500.00
I 365 Data Storage	2,367.42
Janitorial - Claremont	1,720.00
Janitorial - Palm Desert	560.00
Legal & Professional Fees	-7,097.45
Office Expenses	926.36
Other General and Admin Expenses	2,270.28
Payroll Expenses	17,074.09
Rent - Claremont	15,025.78
Rent - Palm Desert	5,162.00
Utilities - Gas Co	716.23
Utilities - Phone and Data	2,932.12
Utilities - SCE	1,074.47
Utilities - Siemens	562.50
Utilities - Water	15.14
Total Expenses	**$43,810.39**
Net Operating Income	**$ -10,393.72**
Other Income	
Other Income	4,690.49
Total Other Income	**$4,690.49**
Net Other Income	**$4,690.49**
Net Income	**$ -5,703.23**

Glencrest Investment Advisors, Inc.
Profit & Loss
December 5, 2008 - January 31, 2009

	Total
Income	
Ameritrade Close Out	22,111.54
Rental Income Palm Desert	3,939.33
Sublease - PFF	6,279.10
Trailer Income	1,086.70
Total Income	**$33,416.67**
Expenses	
Bank Charges	160.45
Computek I.T.	500.00
I 365 Data Storage	2,367.42
Janitorial - Claremont	1,720.00
Janitorial - Palm Desert	560.00
Legal & Professional Fees	-7,097.45
Office Expenses	926.36
Other General and Admin Expenses	2,270.28
Payroll Expenses	27,609.67
Rent - Claremont	15,025.78
Rent - Palm Desert	5,162.00
Utilities - Gas Co	716.23
Utilities - Phone and Data	2,932.12
Utilities - SCE	1,074.47
Utilities - Siemens	562.50
Utilities - Water	15.14
Total Expenses	**$54,504.97**
Net Operating Income	**$ -21,088.30**
Other Income	
Other Income	63,687.57
Total Other Income	**$63,687.57**
Net Other Income	**$63,687.57**
Net Income	**$42,599.27**

Wednesday, Feb 11, 2009 09:13:26 PM GMT-8 - Accrual Basis

In re ___
Debtor Gladstone Investment Advisors

Case No. 08-13128
Reporting Period: 1/1 - 1/31/09

BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

ASSETS	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
CURRENT ASSETS		
Unrestricted Cash and Equivalents		
Restricted Cash and Cash Equivalents (see continuation sheet)	See attached	
Accounts Receivable (Net)		
Notes Receivable		
Inventories		
Prepaid Expenses		
Professional Retainers		
Other Current Assets (attach schedule)		
TOTAL CURRENT ASSETS	$	$
PROPERTY AND EQUIPMENT		
Real Property and Improvements		
Machinery and Equipment		
Furniture, Fixtures and Office Equipment		
Leasehold Improvements		
Vehicles		
Less Accumulated Depreciation		
TOTAL PROPERTY & EQUIPMENT	$	$
OTHER ASSETS		
Loans to Insiders*		
Other Assets (attach schedule)		
TOTAL OTHER ASSETS	$	$
TOTAL ASSETS	$	$

LIABILITIES AND OWNER EQUITY	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
LIABILITIES NOT SUBJECT TO COMPROMISE		
Accounts Payable		
Taxes Payable (refer to FORM MOR-4)		
Wages Payable		
Notes Payable		
Rent/Leases - Building/Equipment		
Secured Debt/Adequate Protection Payments		
Professional Fees		
Amounts Due to Insiders*		
Other Postpetition Liabilities (attach schedule)		
TOTAL POSTPETITION LIABILITIES	$	$
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)		
Secured Debt		
Priority Debt		
Unsecured Debt		
TOTAL PRE-PETITION LIABILITIES		
TOTAL LIABILITIES	$	$
OWNER EQUITY		
Capital Stock		
Additional Paid-In Capital		
Partners' Capital Account		
Owner's Equity Account		
Retained Earnings - Pre-Petition		
Retained Earnings - Postpetition		
Adjustments to Owner Equity (attach schedule)		
NET OWNER EQUITY	$	$
TOTAL LIABILITIES AND OWNERS EQUITY	$	$

* "Insider" is defined in 11 U.S.C. Section 101(31).

In re ___

Debtor [illegible] Investment Advisors

Case No. 08-13128

Reporting Period: 1/1 - 1/31/09

BALANCE SHEET - continuation sheet

ASSETS	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
Other Current Assets		
Other Assets		

LIABILITIES AND OWNER EQUITY	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
Other Postpetition Liabilities		
Adjustments to Owner Equity		
Postpetition Contributions (Distributions) (Draws)		

Restricted Cash is cash that is restricted for a specific use and not available to fund operations. Typically, restricted cash is segregated into a separate account, such as an escrow account.

Glencrest Investment Advisors, Inc.
Balance Sheet
As of January 31, 2009

	Total
ASSETS	
Current Assets	
Bank Accounts	
B of A Checking	184,382.89
PFF Checking	-114,950.62
Total Bank Accounts	$69,432.27
Total Current Assets	$69,432.27
Other Assets	
Advances to Trust	80,000.00
Lease Deposit	3,578.00
Net Income/Loss GIS	58,822.00
Prepaid - Other	17,984.00
Prepaid A/P	23,437.00
Prin Rec FHLMC SEC Fixed	61,914.00
Property & Equipment	492,486.00
Utility Deposit	4,445.00
Valuation Allowance	-43,570.00
Total Other Assets	$699,096.00
TOTAL ASSETS	$768,528.27
LIABILITIES AND EQUITY	
Liabilities	
Long Term Liabilities	
125 Deductions	5,160.00
401K	469.00
Accrued Payroll	8,000.00
Accrued Vacation	34,313.00
Deferred Federal Inc Tax	93,597.00
Deferred State Franchise Tax	-137,167.00
Employer FICA Tax Payable	27.00
Fed Inc Tax W/H	178.00
Federal Employee FICA	27.00
Intercompany Payable	14,433.00
MISC Unapplied Funds	-224.00
Other Accrued Liability	40,000.00
State Tax W/H	34.00
Sublease Deposit	3,479.00
Total Long Term Liabilities	$62,316.00
Total Liabilities	$62,316.00
Equity	
APIC	6,870,597.00
APIC - Retained Earnings	-6,206,986.00
Common Stock	3.00
Opening Balance Equity	-1.00
Retained Earnings	
Net Income	42,599.27
Total Equity	$706,212.27
TOTAL LIABILITIES AND EQUITY	

In re ___
Debtor GULFCOAST INVESTMENT ADVISORS

Case No. 08.13128
Reporting Period: 1/1 - 1/31/09

STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

Federal	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Date Paid	Check No.	Ending Tax Liability
Withholding						
FICA-Employee	ALL PAYROLL TAXES ARE HANDLED BY AID CONTRACTUAL					
FICA-Employer	RESPONSIBILITY OF AID?					
Unemployment						
Income						
Other:						
Total Federal Taxes						
State and Local						
Withholding						
Sales						
Excise						
Unemployment						
Real Property						
Personal Property						
Other:						
Total State and Local						
Total Taxes						

SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable.

	Number of Days Past Due					
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable						
Wages Payable						
Taxes Payable						
Rent/Leases-Building			NONE			
Rent/Leases-Equipment						
Secured Debt/Adequate Protection Payments						
Professional Fees						
Amounts Due to Insiders*						
Other:___						
Other:___						
Total Postpetition Debts						

Explain how and when the Debtor intends to pay any past-due postpetition debts.

* "Insider" is defined in 11 U.S.C. Section 101(31).

In re

Debtor [illegible] Investment Advisors

08-13128

1/1-1/31/09

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation		
Total Accounts Receivable at the beginning of the reporting period	Unknown	
+ Amounts billed during the period	None	
- Amounts collected during the period	None	
Total Accounts Receivable at the end of the reporting period	Unknown	
Accounts Receivable Aging		
0 - 30 days old		
31 - 60 days old		
61 - 90 days old		
91+ days old		
Total Accounts Receivable		
Amount considered uncollectible (Bad Debt)		
Accounts Receivable (Net)		

DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.	X (1)	
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X	
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X	
5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.		X

(1) Sale of office plants - $700.00

UNITED STATES BANKRUPTCY COURT
_________ DISTRICT OF Delaware

In re __ PFF Real Estate Services

Case No. 08-13130
Reporting Period: 1/1-1/31/09

MONTHLY OPERATING REPORT

File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached	Affidavit/ Supplement Attached
Schedule of Cash Receipts and Disbursements	MOR-1	yes		
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1a	yes		
Schedule of Professional Fees Paid	MOR-1b	yes		
Copies of bank statements		Yes		
Cash disbursements journals		[redacted]	Yes	
Statement of Operations	MOR-2	yes		
Balance Sheet	MOR-3	yes		
Status of Post-petition Taxes	MOR-4	yes		
Copies of IRS Form 6123 or payment receipt				
Copies of tax returns filed during reporting period				
Summary of Unpaid Post-petition Debts	MOR-4	yes		
Listing of aged accounts payable	MOR-4	[redacted]	Yes	
Accounts Receivable Reconciliation and Aging	MOR-5	yes		
Debtor Questionnaire	MOR-5	yes		

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor — Date: 2/18/09

Signature of Joint Debtor — Date

Signature of Authorized Individual* — Date: 2/18/09

Kevin McCarthy
Printed Name of Authorized Individual — Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re ___

Debtor PPG REAL ESTATE SERVICES

Case No. 08-13130

Reporting Period: 1/1-1/31/09

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor's books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filled. The amounts reported in the "CURRENT MONTH - ACTUAL" column must equal the sum of the four bank account columns. The amounts reported in the "PROJECTED" columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CONT)]

	BANK ACCOUNTS				CURRENT MONTH		CUMULATIVE FILING TO DATE	
	OPER.	PAYROLL	TAX	OTHER	ACTUAL	PROJECTED	ACTUAL	PROJECTED
CASH BEGINNING OF MONTH	25644.04							
RECEIPTS								
CASH SALES								
ACCOUNTS RECEIVABLE								
LOANS AND ADVANCES								
SALE OF ASSETS								
OTHER (ATTACH LIST)								
TRANSFERS (FROM DIP ACCTS)								
TOTAL RECEIPTS	-							
DISBURSEMENTS								
NET PAYROLL								
PAYROLL TAXES								
SALES, USE & OTHER TAXES								
INVENTORY PURCHASES								
SECURED RENTAL/LEASES								
INSURANCE								
ADMINISTRATIVE	0.20	Bank fee						
SELLING								
OTHER (ATTACH LIST)								
OWNER DRAW*								
TRANSFERS (TO DIP ACCTS)								
PROFESSIONAL FEES								
U.S. TRUSTEE QUARTERLY FEES								
COURT COSTS								
TOTAL DISBURSEMENTS	0.20							
NET CASH FLOW (RECEIPTS LESS DISBURSEMENTS)	(0.20)							
CASH - END OF MONTH	25643.84							

* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES (FROM CURRENT MONTH ACTUAL COLUMN)	
TOTAL DISBURSEMENTS	$ 0.20
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	$
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	$
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	$ 0.20

In re ___

Debtor PFF REAL ESTATE SERVICES

Case No. 08-13130

Reporting Period: 1/31/09

BANK RECONCILIATIONS

Continuation Sheet for MOR-1

A bank reconciliation must be included for each bank account. The debtor's bank reconciliation may be substituted for this page.

	Operating		Payroll		Tax		Other	
BALANCE PER BOOKS	#		#		#		#	
BANK BALANCE		ATTACHED						
(+) DEPOSITS IN TRANSIT (ATTACH LIST)								
(-) OUTSTANDING CHECKS (ATTACH LIST)								
OTHER (ATTACH EXPLANATION)								
ADJUSTED BANK BALANCE*								
*Adjusted bank balance must equal balance per books								
DEPOSITS IN TRANSIT	Date	Amount	Date	Amount	Date	Amount	Date	Amount
CHECKS OUTSTANDING	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount
OTHER								

Account 8192

Account Name PFF Real Estate Services

Reconciliation As of Date 1/31/09

Balance per Bank $25643.84

Deposits in Transit

Date	**Amount**
Total	

Outstanding Checks

Check #	**Amount**
Total	

Other (List)

Balance per Books $25643.84

In re___ Debtor PGS REAL ESTATE SERVICES

Case No. 08-13130
Reporting Period: 1/1-1/31/09

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID

This schedule is to include all retained professional payments from case inception to current month.

Payee	Period Covered	Amount Covered	Payor	Check		Amount Paid		Year-To-Date	
				Number	Date	Fees	Expenses	Fees	Expenses
		None							

HH

Bank of America

CUSTOMER CONNECTION
BANK OF AMERICA, N.A.
DALLAS, TEXAS 75283-2406

Account Number 8192
01 01 152 01 M0000 E# 0
Last Statement: 12/31/2008
This Statement: 01/30/2009

Customer Service
1-800-342-7722

PFF REAL ESTATE SERVICES, INC.
DEBTOR IN POSSESSION 08-13130
1490 N CLAREMONT BLVD, SUITE 100
CLAREMONT CA 91711

Bankruptcy Case Number:0813130

CUSTOMER CONNECTION ECONOMY CHECKING

Account Summary Information

Statement Period 01/01/2009 - 01/30/2009		Statement Beginning Balance	25,644.04
Number of Deposits/Credits	0	Amount of Deposits/Credits	.00
Number of Checks	0	Amount of Checks	.00
Number of Other Debits	1	Amount of Other Debits	.20
		Statement Ending Balance	25,643.84
Number of Enclosures	0		
		Service Charge	.20

Withdrawals and Debits

Other Debits

Date Posted	Customer Reference	Amount	Description	Bank Reference
01/30		.20	FDIC ASSESSMENT	

Daily Balances

Date	Ledger Balance	Collected Balance	Date	Ledger Balance	Collected Balance
12/31	25,644.04	25,644.04	01/30	25,643.84	25,643.84

In re ___
Debtor PCC REAL ESTATE SERVICES

Case No. 08-13130
Reporting Period: 1/1 - 1/31/09

STATEMENT OF OPERATIONS
(Income Statement)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

REVENUES	Month	Cumulative Filing to Date
Gross Revenues	$	$
Less: Returns and Allowances ATTACHED		
Net Revenue	$	$
COST OF GOODS SOLD		
Beginning Inventory		
Add: Purchases		
Add: Cost of Labor		
Add: Other Costs (attach schedule)		
Less: Ending Inventory		
Cost of Goods Sold		
Gross Profit		
OPERATING EXPENSES		
Advertising		
Auto and Truck Expense		
Bad Debts		
Contributions		
Employee Benefits Programs		
Insider Compensation*		
Insurance		
Management Fees/Bonuses		
Office Expense		
Pension & Profit-Sharing Plans		
Repairs and Maintenance		
Rent and Lease Expense		
Salaries/Commissions/Fees		
Supplies		
Taxes - Payroll		
Taxes - Real Estate		
Taxes - Other		
Travel and Entertainment		
Utilities		
Other (attach schedule)		
Total Operating Expenses Before Depreciation		
Depreciation/Depletion/Amortization		
Net Profit (Loss) Before Reorganization Items		
OTHER INCOME AND EXPENSES		
Other Income (attach schedule)		
Interest Expense		
Other Expense (attach schedule)		
Net Profit (Loss) Before Reorganization Items		
REORGANIZATION ITEMS		
Professional Fees		
U.S. Trustee Quarterly Fees		
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)		
Gain (Loss) from Sale of Equipment		
Other Reorganization Expenses (attach schedule)		
Total Reorganization Expenses		
Income Taxes		
Net Profit (Loss)	$	$

* "Insider" is defined in 11 U.S.C. Section 101(31).

In re ___
Debtor PCF REAL ESTATE SERVICES

Case No. 08-13130
Reporting Period: 1/1-1/31/09

STATEMENT OF OPERATIONS - continuation sheet

BREAKDOWN OF "OTHER" CATEGORY	Month	Cumulative Filing to Date
Other Costs		
Other Operational Expenses		
Other Income		
Other Expenses		
Other Reorganization Expenses		

Reorganization Items - Interest Earned on Accumulated Cash from Chapter 11:
Interest earned on cash accumulated during the chapter 11 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.

PFF Real Estate Services, Inc.
Profit & Loss
December 5, 2008 - January 31, 2009

	Total
Income	
Total Income	
Expenses	
Bank Charges	81.20
Total Expenses	$81.20
Net Operating Income	$ -81.20
Other Income	
Other Income	0.04
Total Other Income	$0.04
Net Other Income	$0.04
Net Income	$ -81.16

Tuesday, Feb 17, 2009 04:40:42 PM GMT-8 - Accrual Basis

In re ___
Debtor PEF REAL ESTATE SERVICES

Case No. 08-13130
Reporting Period: 1/31/09

BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

ASSETS	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
CURRENT ASSETS		
Unrestricted Cash and Equivalents		
Restricted Cash and Cash Equivalents (see continuation sheet)	ATTACHED	
Accounts Receivable (Net)		
Notes Receivable		
Inventories		
Prepaid Expenses		
Professional Retainers		
Other Current Assets (attach schedule)		
TOTAL CURRENT ASSETS	$	$
PROPERTY AND EQUIPMENT		
Real Property and Improvements		
Machinery and Equipment		
Furniture, Fixtures and Office Equipment		
Leasehold Improvements		
Vehicles		
Less Accumulated Depreciation		
TOTAL PROPERTY & EQUIPMENT	$	$
OTHER ASSETS		
Loans to Insiders*		
Other Assets (attach schedule)		
TOTAL OTHER ASSETS	$	$
TOTAL ASSETS	$	$

LIABILITIES AND OWNER EQUITY	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
LIABILITIES NOT SUBJECT TO COMPROMISE		
Accounts Payable		
Taxes Payable (refer to FORM MOR-4)		
Wages Payable		
Notes Payable		
Rent/Leases - Building/Equipment		
Secured Debt/Adequate Protection Payments		
Professional Fees		
Amounts Due to Insiders*		
Other Postpetition Liabilities (attach schedule)		
TOTAL POSTPETITION LIABILITIES	$	$
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)		
Secured Debt		
Priority Debt		
Unsecured Debt		
TOTAL PRE-PETITION LIABILITIES		
TOTAL LIABILITIES	$	$
OWNER EQUITY		
Capital Stock		
Additional Paid-In Capital		
Partners' Capital Account		
Owner's Equity Account		
Retained Earnings - Pre-Petition		
Retained Earnings - Postpetition		
Adjustments to Owner Equity (attach schedule)		
NET OWNER EQUITY	$	$
TOTAL LIABILITIES AND OWNERS EQUITY	$	$

* "Insider" is defined in 11 U.S.C. Section 101(31).

In re ___
Debtor PFF REAL ESTATE SERVICES

Case No. 08-13130
Reporting Period: 1/31/09

BALANCE SHEET - continuation sheet

ASSETS Other Current Assets	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
Other Assets		

LIABILITIES AND OWNER EQUITY Other Postpetition Liabilities	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
Adjustments to Owner Equity		
Postpetition Contributions (Distributions) (Draws)		

Restricted Cash is cash that is restricted for a specific use and not available to fund operations. Typically, restricted cash is segregated into a separate account, such as an escrow account.

PFF Real Estate Services, Inc.
Balance Sheet
As of January 31, 2009

	Total
ASSETS	
Current Assets	
Bank Accounts	
B of A Checking	25,643.84
PFF Checking	0.00
Total Bank Accounts	$25,643.84
Total Current Assets	$25,643.84
TOTAL ASSETS	**$25,643.84**
LIABILITIES AND EQUITY	
Liabilities	
Total Liabilities	
Equity	
APIC - Retained Earnings	-29,275.00
Common Stock	55,000.00
Opening Balance Equity	0.00
Retained Earnings	
Net Income	-81.16
Total Equity	$25,643.84
TOTAL LIABILITIES AND EQUITY	**$25,643.84**

In re ___ Debtor PFF Real Estate Services

Case No. 08-13130
Reporting Period: 1/1 - 1/31/09

STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

Federal	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Date Paid	Check No. or EFT	Ending Tax Liability
Withholding						
FICA-Employee						
FICA-Employer		NA				
Unemployment						
Income						
Other:						
Total Federal Taxes						
State and Local						
Withholding						
Sales						
Excise						
Unemployment						
Real Property						
Personal Property						
Other:						
Total State and Local						
Total Taxes						

SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable.

	Number of Days Past Due					
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable						
Wages Payable						
Taxes Payable		N.A.				
Rent/Leases-Building						
Rent/Leases-Equipment						
Secured Debt/Adequate Protection Payments						
Professional Fees						
Amounts Due to Insiders*						
Other:___						
Other:___						
Total Postpetition Debts						

Explain how and when the Debtor intends to pay any past-due postpetition debts.

* "Insider" is defined in 11 U.S.C. Section 101(31).

In re

Debtor PFF Real Estate Services

08-13130
1/1-1/31/09

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation		
Total Accounts Receivable at the beginning of the reporting period	None	
+ Amounts billed during the period		
- Amounts collected during the period		
Total Accounts Receivable at the end of the reporting period		
Accounts Receivable Aging		
0 - 30 days old		
31 - 60 days old		
61 - 90 days old		
91+ days old		
Total Accounts Receivable		
Amount considered uncollectible (Bad Debt)		
Accounts Receivable (Net)		

DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		x
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		x
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	NA	
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	x	
5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.		x